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                            FRESENIUS MEDICAL CARE AG
                                    As Issuer

                               FLEET NATIONAL BANK
                                   As Trustee

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN
                                  As Guarantors


                                  ------------


                          SENIOR SUBORDINATED INDENTURE


                          Dated as of November 27, 1996


                                  ------------

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                                TABLE OF CONTENTS

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ARTICLE I.   DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.......  1
      SECTION 1.1.  Definitions............................................  1
      SECTION 1.2.  Compliance Certificate and Opinions.................... 18
      SECTION 1.3.  Form of Documents Delivered to Trustee................. 18
      SECTION 1.4.  Acts of Holders; Record Date........................... 19
      SECTION 1.5.  Notices, Etc., to Trustee and Company.................. 20
      SECTION 1.6.  Notice to Holders; Waiver.............................. 20
      SECTION 1.7.  Conflict with Trust Indenture Act...................... 20
      SECTION 1.8.  Effect of Headings and Table of Contents............... 21
      SECTION 1.9.  Successors and Assigns................................. 21
      SECTION 1.10. Separability Clause.................................... 21
      SECTION 1.11. Benefits of Indenture.................................. 21
      SECTION 1.12. Governing Law.......................................... 21
      SECTION 1.13. Non-Business Days...................................... 21
      SECTION 1.14. Duplicate Originals.................................... 22

ARTICLE II.   SECURITY AND SUBSIDIARY GUARANTY FORMS....................... 22
      SECTION 2.1.  Forms Generally........................................ 22
      SECTION 2.2.  Form of Face of Security............................... 22
      SECTION 2.3.  Form of Reverse of Security............................ 24
      SECTION 2.4.  Additional Provisions Required in Global Security...... 27
      SECTION 2.5.  Form of Trustee's Certificate of Authentication........ 28
      SECTION 2.6.  Form of Subsidiary Guaranty............................ 28

ARTICLE III.   THE SECURITIES.............................................. 33
      SECTION 3.1.  Title and Terms........................................ 33
      SECTION 3.2.  Denominations.......................................... 33
      SECTION 3.3.  Execution, Authentication, Delivery and Dating......... 34
      SECTION 3.4.  Temporary Securities................................... 34
      SECTION 3.5.  Registration, Registration of Transfer and Exchange.... 35
      SECTION 3.6.  Mutilated, Destroyed, Lost and Stolen Securities....... 36
      SECTION 3.7.  Payment of Interest; Interest Rights Preserved......... 37
      SECTION 3.8.  Persons Deemed Owners.................................. 38
      SECTION 3.9.  Cancellation........................................... 38
      SECTION 3.10. Computation of Interest................................ 38
      SECTION 3.11. Right of Set-Off....................................... 38
      SECTION 3.12. Agreed Tax Treatment................................... 38
      SECTION 3.13. CUSIP Numbers.......................................... 38

ARTICLE IV.   SATISFACTION AND DISCHARGE................................... 39
      SECTION 4.1.  Satisfaction and Discharge of Indenture................ 39
      SECTION 4.2.  Application of Trust Money; Reinstatement.............. 40
      SECTION 4.3.  Satisfaction, Discharge and Defeasance of Securities... 40


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ARTICLE V.   REMEDIES...................................................... 42
      SECTION 5.1.  Events of Default...................................... 42
      SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment..... 44
      SECTION 5.3.  Collection of Indebtedness and Suits for
                    Enforcement by Trustee................................. 45
      SECTION 5.4.  Trustee May File Proofs of Claim....................... 46
      SECTION 5.5.  Trustee May Enforce Claims Without Possession of
                    Securities............................................. 46
      SECTION 5.6.  Application of Money Collected......................... 47
      SECTION 5.7.  Limitation on Suits.................................... 47
      SECTION 5.8.  Unconditional Right of Holders to Receive
                    Principal, Premium and Interest........................ 48
      SECTION 5.9.  Restoration of Rights and Remedies..................... 48
      SECTION 5.10. Rights and Remedies Cumulative......................... 48
      SECTION 5.11. Delay or Omission Not Waiver. ......................... 49
      SECTION 5.12. Control by Holders. ................................... 49
      SECTION 5.13. Waiver of Past Defaults. .............................. 49
      SECTION 5.14. Undertaking for Costs. ................................ 50
      SECTION 5.15. Waiver of Usury, Stay or Extension Laws. .............. 50

ARTICLE VI.   THE TRUSTEE.................................................. 50
      SECTION 6.1.  Certain Duties and Responsibilities. .................. 50
      SECTION 6.2.  Notice of Defaults. ................................... 51
      SECTION 6.3.  Certain Rights of Trustee. ............................ 51
      SECTION 6.4.  Not Responsible for Recitals or Issuance of
                    Securities............................................. 52
      SECTION 6.5.  May Hold Securities. .................................. 52
      SECTION 6.6.  Money Held in Trust. .................................. 53
      SECTION 6.7.  Compensation and Reimbursement. ....................... 53
      SECTION 6.8.  Disqualification; Conflicting Interests. .............. 53
      SECTION 6.9.  Corporate Trustee Required; Eligibility. .............. 53
      SECTION 6.10. Resignation and Removal; Appointment of Successor. .... 54
      SECTION 6.11. Acceptance of Appointment by Successor. ............... 55
      SECTION 6.12. Merger, Conversion, Consolidation or Succession
                    to Business............................................ 55
      SECTION 6.13. Preferential Collection of Claims Against Company. .... 56
      SECTION 6.14. Appointment of Authenticating Agent. .................. 56

ARTICLE VII.   HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY .......... 58
      SECTION 7.1.  Company to Furnish Trustee Names and Addresses
                    of Holders............................................. 58
      SECTION 7.2.  Preservation of Information, Communications
                    to Holders............................................  58
      SECTION 7.3.  Reports by Trustee. ................................... 58
      SECTION 7.4.  Reports by Company. ................................... 58

ARTICLE VIII.   CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE....... 59
      SECTION 8.1.  Company May Consolidate, Etc., Only on Certain Terms... 59
      SECTION 8.2.  Subsidiary Guarantors May Consolidate, Etc.,
                    Only on Certain Terms.................................. 60
      SECTION 8.3.  Successor Corporation Substituted. .................... 60

ARTICLE IX.   SUPPLEMENTAL INDENTURES...................................... 61


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      SECTION 9.1.  Supplemental Indentures Without Consent of Holders. ... 61
      SECTION 9.2.  Supplemental Indentures with Consent of Holders. ...... 62
      SECTION 9.3.  Execution of Supplemental Indentures................... 63
      SECTION 9.4.  Effect of Supplemental Indentures. .................... 63
      SECTION 9.5.  Conformity with Trust Indenture Act. .................. 63
      SECTION 9.6.  Reference in Securities to Supplemental Indentures. ... 63

ARTICLE X.   COVENANTS..................................................... 64
      SECTION 10.1. Payment of Principal, Premium and Interest. ........... 64
      SECTION 10.2. Maintenance of Office or Agency. ...................... 64
      SECTION 10.3. Money for Security Payments to be Held in Trust. ...... 64
      SECTION 10.4. Existence.............................................. 65
      SECTION 10.5. Maintenance of Properties.............................. 65
      SECTION 10.6. Payment of Taxes and Other Claims...................... 66
      SECTION 10.7. Maintenance of Insurance............................... 66
      SECTION 10.8. Limitation on Incurrence of Indebtedness............... 66
      SECTION 10.9. Limitation on Restricted Payments...................... 67
      SECTION 10.10. Limitation on Restrictions on Distributions from
                     Subsidiaries.......................................... 68
      SECTION 10.11. Senior Subordinated Indebtedness; Liens............... 69
      SECTION 10.12. Limitation on Affiliate Transactions.................. 69
      SECTION 10.13. Limitation on Sales of Assets and Subsidiary Stock.... 70
      SECTION 10.14.  Impairment of Security Interest...................... 71
      SECTION 10.15. Change of Control..................................... 71
      SECTION 10.16. Statement as to Compliance and Default. .............. 72
      SECTION 10.17. Ownership of the Trust................................ 72
      SECTION 10.18. Waiver of Certain Covenants. ......................... 72
      SECTION 10.19. Additional Amounts; Additional Interest............... 73

ARTICLE XI.   REDEMPTION OF SECURITIES .................................... 74
      SECTION 11.1. Applicability of This Article. ........................ 74
      SECTION 11.2. Election to Redeem; Notice to Trustee. ................ 74
      SECTION 11.3. Selection of Securities to be Redeemed. ............... 74
      SECTION 11.4. Notice of Redemption. ................................. 74
      SECTION 11.5. Deposit of Redemption Price. .......................... 75
      SECTION 11.6. Payment of Securities Called for Redemption. .......... 75
      SECTION 11.7. Company's Right of Redemption. ........................ 75

ARTICLE XII.   SUBORDINATION OF SECURITIES ................................ 76
      SECTION 12.1. Securities Subordinate to Senior Indebtedness. ........ 76
      SECTION 12.2. Payment Over of Proceeds Upon Dissolution, Etc. ....... 76
      SECTION 12.3. Prior Payment to Senior Indebtedness Upon
                    Acceleration of Securities............................. 77
      SECTION 12.4. No Payment When Senior Indebtedness in Default. ....... 78
      SECTION 12.5. Payment Permitted If No Default. ...................... 79
      SECTION 12.6. Subrogation to Rights of Holders of Senior
                    Indebtedness........................................... 79
      SECTION 12.7. Provisions Solely to Define Relative Rights. .......... 79
      SECTION 12.8. Trustee to Effectuate Subordination. .................. 80


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      SECTION 12.9. No Waiver of Subordination Provisions. ................ 80
      SECTION 12.10. Notice to Trustee. ................................... 80
      SECTION 12.11. Reliance on Judicial Order or Certificate of
                     Liquidating Agent..................................... 80
      SECTION 12.12. Trustee Not Fiduciary for Holders of Senior
                     Indebtedness.......................................... 81
      SECTION 12.13. Rights of Trustee as Holder of Senior Indebtedness;
                     Preservation of Trustee's Rights...................... 81
      SECTION 12.14. Article Applicable to Paying Agents. ................. 81
      SECTION 12.15. Certain Conversions or Exchanges Deemed Payment. ..... 81

ARTICLE XIII.  SUBSIDIARY GUARANTY......................................... 81
      SECTION 13.1. Subsidiary Guaranty. .................................. 81
      SECTION 13.2. Execution and Delivery of Subsidiary Guaranties. ...... 84
      SECTION 13.3. Subsidiary Guarantors May Consolidate, Etc., on
                    Certain Terms.......................................... 85
      SECTION 13.4. Release of Subsidiary Guarantors. ..................... 85
      SECTION 13.5. Additional Subsidiary Guarantors. ..................... 85

ARTICLE XIV.  SUBORDINATION OF SUBSIDIARY GUARANTIES....................... 86
      SECTION 14.1. Subsidiary Guaranties Subordinate to Senior
                    Indebtedness of Subsidiary Guarantors.................. 86
      SECTION 14.2. Payment Over of Proceeds Upon Dissolution, Etc. ....... 86
      SECTION 14.3. Prior Payment to Senior Indebtedness of a
                    Subsidiary Guarantor Upon Acceleration of Securities... 87
      SECTION 14.4. No Payment When Senior Indebtedness of a Subsidiary
                    Guarantor in Default................................... 87
      SECTION 14.5. Payment Permitted If No Default. ...................... 88
      SECTION 14.6. Subrogation to Rights of Holders of Senior
                    Indebtedness of a Subsidiary Guarantor................. 89
      SECTION 14.7. Provisions Solely to Define Relative Rights. .......... 89
      SECTION 14.8. Trustee to Effectuate Subordination. .................. 89
      SECTION 14.9. No Waiver of Subordination Provisions. ................ 90
      SECTION 14.10. Notice to Trustee. ................................... 90
      SECTION 14.11. Reliance on Judicial Order or Certificate of
                     Liquidating Agent..................................... 90
      SECTION 14.12. Trustee Not Fiduciary for Holders of Senior
                     Indebtedness of the Subsidiary Guarantors............. 90
      SECTION 14.13. Rights of Trustee as Holder of Senior
                     Indebtedness of the Subsidiary Guarantors;
                     Preservation of Trustee's Rights...................... 91
      SECTION 14.14. Article Applicable to Paying Agents. ................. 91
      SECTION 14.15. Certain Conversions or Exchanges Deemed Payment. ..... 91

ARTICLE XV.  COLLATERAL AND SECURITY DOCUMENTS............................. 91
      SECTION 15.1. Security Documents..................................... 91
      SECTION 15.2. Recording and Opinions................................. 92
      SECTION 15.3. Release Of Collateral.................................. 93
      SECTION 15.4. Certificates Of The Company............................ 93
      SECTION 15.5. Collateral Agent....................................... 93
      SECTION 15.6. Authorization Of Actions To Be Taken By The Trustee
                    Under The Security Documents........................... 94


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      SECTION 15.7. Authorization of Receipt of Funds by the Trustee
                    Under the Security Documents........................... 94
      SECTION 15.8. Duties................................................. 94

EXHIBITS
      EXHIBIT A     Form of Pledge and Security Agreement
      EXHIBIT B     Amended and Restated Declaration of Trust of
                    Fresenius Medical Care Capital Trust
      EXHIBIT C     Form of Intercreditor and Subordination Agreement


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                            FRESENIUS MEDICAL CARE AG

    Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Senior Subordinated Indenture, dated as of November 27, 1996.


Trust Indenture                                                Indenture
  Act Section                                                    Section
---------------                                                ---------

ss.310 (a) (1), (2) and (5).....................................6.9
       (a) (3)..................................................Not Applicable
       (a) (4)..................................................Not Applicable
       (b)......................................................6.8
       .........................................................6.10
       (c)......................................................Not Applicable
ss.311 (a)......................................................6.13
       (b)......................................................6.13
       (b) (2)..................................................6.13
       .........................................................6.13
ss.312 (a)......................................................7.1
       .........................................................7.2(a)
       (b)......................................................7.2(b)
       (c)......................................................7.2(c)
ss.313 (a)......................................................7.3(a)
       (b)......................................................7.3(a)
       (c)......................................................7.3(a), 7.3(b)
       (d)......................................................7.3(c)
ss.314 (a) (1), (2) and (3).....................................7.4
       (a) (4)..................................................10.16
       (b)......................................................Not Applicable
       (c) (1)..................................................1.2
       (c) (2)..................................................1.2
       (c) (3)..................................................Not Applicable
       (d)......................................................Not Applicable
       (e)......................................................1.2
       (f)......................................................Not Applicable
ss.315 (a)......................................................6.1(a)
       (b)......................................................6.2
       .........................................................7.3(a) (6)
       (c)......................................................6.1(b)
       (d)......................................................6.1(c)


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       (d) (1)..................................................6.1(a)
       (d) (2)..................................................6.1(c) (2)
       (d) (3)..................................................6.1(c) (3)
       (e)......................................................5.14
ss.316 (a)......................................................1.1
       (a) (1) (A)..............................................5.12
       (a) (1) (B)..............................................5.13
       (a) (2)..................................................Not Applicable
       (b)......................................................5.8
       (c)......................................................1.4(f)
ss.317 (a) (1)..................................................5.3
       (a) (2)..................................................5.4
       (b)......................................................10.3
ss.318 (a)......................................................1.7


----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Senior Subordinated Indenture.

    SENIOR SUBORDINATED INDENTURE, dated as of November 27, 1996, among FRESENIUS MEDICAL CARE AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany (hereinafter called the "Company") having its principal office at Borkenberg 14, 61440 Oberursel, Germany, each of the SUBSIDIARY GUARANTORS (as hereinafter defined), and FLEET NATIONAL BANK, a national banking association duly organized and existing under the laws of the United States, as Trustee (hereinafter called the "Trustee").

              RECITALS OF THE COMPANY AND THE SUBSIDIARY GUARANTORS

    The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 9% Senior Subordinated Notes due December 1, 2006 (hereinafter called the "Securities" or "Security") of substantially the tenor hereinafter provided, including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance by Fresenius Medical Care Capital Trust, a Delaware business trust (the "Trust"), of preferred trust interests in such Trust (the "Preferred Securities") and common interests in such Trust (the "Common Securities" and, collectively with the Preferred Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered.

    The Company, directly or indirectly, owns beneficially and of record 100% of the Capital Stock of the Subsidiary Guarantors (other than the preferred stock of Fresenius National Medical Care Holdings, Inc.); the Company and the Subsidiary Guarantors are members of the same consolidated group of companies and are engaged in related businesses; the Subsidiary Guarantors will derive direct and indirect economic benefit from the issuance of the Securities; accordingly, the Subsidiary Guarantors have each duly authorized the execution and delivery of this Indenture to provide for the Guarantee by each of them with respect to the Securities as set forth in this Indenture.

    All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, to make the Guarantees of each of the Subsidiary Guarantors, when executed by the respective Subsidiary Guarantors and endorsed on the Securities, authenticated and delivered hereunder, the valid obligations of the respective Subsidiary Guarantors, and to make this Indenture a valid agreement of the Company and each of the Subsidiary Guarantors in accordance with its terms, have been done.

    NOW THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

       ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

    SECTION 1.1. Definitions.

    For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

    (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

    (2) All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;


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

    (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; provided, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company;

    (4) Unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles; and

    (5) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

    Certain terms, used principally in Article VI, are defined in that Article.

    "Act" when used with respect to any Holder has the meaning specified in
Section 1.4.

    "Additional Amounts" has the meaning specified in Section 10.19(a).

    "Additional Assets" means (i) any property or assets (other than Indebtedness and Capital Stock) in a Related Business; (ii) the Capital Stock of a Person that becomes a Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Subsidiary; or (iii) Capital Stock constituting a minority interest in any Person that at such time is a Subsidiary; provided, however, that any such Subsidiary described in clauses
(ii) or (iii) above is primarily engaged in a Related Business.

    "Additional Interest" has the meaning specified in Section 10.19(b).

    "Additional Sums" means the interest (compounded quarterly), if any, that shall accrue on any interest on the Securities in arrears for more than one quarter at the rate per annum specified in this Indenture for the Securities.

    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that an Affiliate of the Company shall not be deemed to include the Trust. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of Sections 10.9, 10.12 and 10.13 only, Affiliate shall also mean any beneficial owner of Capital Stock representing 5% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

    "Affiliate Transaction" has the meaning specified in Section 10.12(a).

    "Approved Lender" has the meaning specified under the definition of "Temporary Cash Investments."

    "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of (i) any shares of Capital Stock of any Subsidiary (other than directors qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary), (ii) all or substantially all the assets of any division or line of business of the Company or any Subsidiary or (iii) any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary (other than, in the case of (i), (ii) and (iii) above, (y) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Wholly Owned Subsidiary and (z) for purposes of Section 10.13 only, a disposition that constitutes a Restricted Payment permitted by Section 10.9).

    "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

    "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

    "Bank Credit Agreement" means the Credit Agreement, dated as of September 27, 1996, among National Medical Care, Inc., certain subsidiaries and affiliates thereof, the lenders referred to in such Credit Agreement, NationsBank, N.A., as paying agent, and The Bank of Nova Scotia, The Chase Manhattan Bank, Dresdner Bank AG and NationsBank, N.A., as managing agents, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection with such Credit Agreement, in each case as amended, modified, renewed, refunded, replaced, restated or refinanced from time to time, provided that such amendment, modification, renewal, refunding, replacement, restatement or refinancing (i) does not increase the aggregate principal amount of Indebtedness that may be outstanding under such Credit Agreement except to the extent that such additional principal amount of Indebtedness could be incurred pursuant to Section 10.8(b)(9), and (ii) does not contain, with respect to any Subsidiary, any encumbrances or restrictions of the type contained in clauses
(a), (b) and (c) of Section 10.10 that are less favorable to the Holders of Securities than the encumbrances and restrictions with respect to such Subsidiary contained in such Credit Agreement prior thereto.

    "Blockage Notice" has the meaning specified in Section 12.4.

    "Board of Directors" means, with respect to the Company or a Subsidiary, as the case may be, the Board of Directors (or other body performing functions similar to any of those performed by a Board of Directors including those performed, in the case of a German corporation, by the Managing Board or the Supervisory Board) of such person or any committee thereof duly authorized to act on behalf of such Board (or other body).

    "Board Resolution" means, with respect to the Company or a Subsidiary Guarantor, a copy of a resolution certified by the Secretary or an Assistant Secretary or a member of the Managing Board of the Company or such Subsidiary Guarantor to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

    "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee or, with respect to the Preferred Securities, the Corporate Trust Office of the Preferred Trustee under the Declaration, is closed for business.

    "Capital Lease Obligations" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

    "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

    "Change of Control" means any transaction or series of transactions in which any Person or group (within the meaning of Rule 13d-5 under the Exchange Act and Section 13(d) and 14(d) of the Exchange Act) other than Fresenius Aktiengesellschaft and its subsidiaries acquires all or substantially all of the Company's assets or becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), by way of merger, consolidation, other business combination or otherwise, of greater than 50% of the total voting power (on a fully diluted basis as if all convertible securities had been converted and all options and warrants had been exercised) entitled to vote in the election of directors of the Company or the Surviving Person (if other than the Company).

    "Change of Control Triggering Event" means the occurrence of both a Change of Control and a Rating Decline.

    "Collateral" means collectively, the Collateral (as defined in the Pledge Agreement), and all other property on which a Lien is granted in favor of the Collateral Agent for the benefit of the Holders pursuant to any Security Document.

    "Collateral Agent" means Fleet National Bank or any successor Trustee under this Indenture and any Collateral Agent appointed as provided in this Indenture and the Intercreditor Agreement.

    "Commission" means the United States Securities and Exchange Commission.

    "Common Securities" has the meaning specified in the first paragraph of the Recitals to this Indenture.

    "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

    "Company Guarantee" means the guarantee by the Company of distributions on the Preferred Securities of the Trust to the extent provided in the Guarantee Agreement, substantially in the form attached hereto as Annex A, as amended from time to time.

    "Company Request" and "Company Order" mean, respectively, the written request or order signed in the name of the Company by any two members of the Managing Board and delivered to the Trustee.

    "Consolidated Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of EBITDA for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of such determination to (ii) Consolidated Interest Expense for such four fiscal quarters; provided, however, that (1) if the Company or any Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, or both, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period, (2) if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to the EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent the Company and its continuing Subsidiaries are no longer liable for such Indebtedness after such sale), (3) if since the beginning of such period the Company or any Subsidiary (by merger or otherwise) shall have made an Investment in any Subsidiary (or any Person which becomes a Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period and (4) if since the beginning of such period any Person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition, any Investment or acquisition of assets that would have required an adjustment pursuant to clause (2) or (3) above if made by the Company or a Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest of such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months).

    "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Subsidiaries, (i) interest expense attributable to capital leases, (ii) amortization of debt discount and debt issuance cost, (iii) capitalized interest, (iv) non-cash interest expenses, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (vi) net costs associated with Hedging Obligations (including amortization of fees), (vii) Preferred Stock dividends in respect of all Preferred Stock held by Persons other than the Company or a Wholly Owned Subsidiary, (viii) interest incurred in connection with Investments in discontinued operations, (ix) interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by the Company or any Subsidiary and (x) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust.

    "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income: (i) any net income of any Person if such Person is not a Subsidiary, except that (A) subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (iii) below) and (B) the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income; (ii) any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition;
(iii) any net income of any Subsidiary that is not a Wholly Owned Subsidiary if such Subsidiary is subject to contractual, governmental or regulatory restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that (A) subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Subsidiary during such period to the Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Subsidiary that is not a Wholly Owned Subsidiary, to the limitation contained in this clause) and (B) the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income; (iv) any gain (but not loss) realized upon the sale or other disposition of any assets of the Company or its consolidated Subsidiaries (including pursuant to any sale and leaseback arrangement) that is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person; (v) extraordinary gains or losses; and (vi) the cumulative effect of a change in accounting principles.

    "Consolidated Net Worth" means the total of the amounts shown on the balance sheet of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the Company's most recently ended fiscal quarter for which internal financial statements are available prior to the taking of any action for the purpose of which the determination is being made, as (i) the par or stated value of all outstanding Capital Stock of the Company plus (ii) paid-in capital or capital surplus relating to such Capital Stock plus (iii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) any amounts attributable to Disqualified Stock.

    "Corporate Trust Office" means the principal office of the Trustee in Hartford, Connecticut.

    "corporation" means a corporation, association, partnership, business trust or other business entity.

    "Currency Agreement" means any foreign currency exchange contract, currency swap agreement or other similar agreement or arrangement designed and entered into to protect the Company or any Subsidiary against fluctuations in currency exchange rates.

    "Declaration" means the Amended and Restated Declaration of Trust substantially in the form attached hereto as Exhibit B, as amended from time to time.

    "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

    "Defaulted Interest" has the meaning specified in Section 3.7.

    "Depository" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Company (or any successor thereto).

    "Disqualified Stock" means, with respect to any Person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise,
(ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or
(iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the first anniversary of the Stated Maturity of the Securities; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the Stated Maturity of the Securities shall not constitute Disqualified Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the provisions of Sections 10.13 and 10.15.

    "Dollar" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

    "EBITDA" for any period means the sum of Consolidated Net Income, plus Consolidated Interest Expense plus the following to the extent deducted in calculating such Consolidated Net Income: (a) all income tax expense of the Company and its Subsidiaries, (b) depreciation expense and (c) amortization expense, in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization of, a Subsidiary that is not a Wholly Owned Subsidiary shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its stockholders.

    "Event of Default" has the meaning specified in Article V.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Issue Date, including those set forth (i) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) in such other statements by such other entity as approved by a significant segment of the accounting profession, and (iv) the rules and regulations of the Commission governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to
Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the Commission.

    "Global Security" means a Security in the form prescribed in Section 2.4 evidencing all or part of the Securities, issued to the Depository or its nominee for such series, and registered in the name of such Depository or its nominee.

    "Government Obligations" means securities which are (i) direct obligations of the United States of America or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed by the United States of America and which, in either case, are full faith and credit obligations of the United States of America and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of such depository receipt; provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

    "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term Guarantee used as a verb has a corresponding meaning.

    "Guarantor" means any Person Guaranteeing any obligation.

    "Guaranty Agreement" means, in the context of a consolidation, merger or sale of all or substantially all of the assets of a Subsidiary Guarantor, an agreement by which the Surviving Person from such a transaction expressly assumes all of the obligations of such Subsidiary Guarantor under its Subsidiary Guaranty.

    "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement or Currency Agreement.

    "Holder" means a Person in whose name a Security is registered in the Securities Register. The Preferred Trustee shall be the initial Holder of the Securities.

    "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall be deemed the Incurrence of Indebtedness.

    "Indebtedness" means, with respect to any Person on any date of determination (without duplication), (i) the principal of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capital Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property or services, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (other than (x) customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business, (y) trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof and (z) obligations incurred under a pension, retirement or deferred compensation program or arrangement regulated under the Employee Retirement Income Security Act of 1974, as amended, or the laws of a foreign government); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, bank guaranty, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit and bank guaranties (A) not made under the Bank Credit Agreement and (B) securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued dividends); (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee; (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (viii) to the extent not otherwise included in this definition, Hedging Obligations of such Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

    "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively, and shall include the terms of the Securities established as contemplated by Section 3.1.

    "Intercreditor Agreement" means the Intercreditor and Subordination Agreement, dated as of the date hereof, between the Collateral Agent and the agent for the lenders party to the Bank Credit Agreement, acknowledged and consented to by the Company and the other pledgors under the Pledge Agreement, in the form of Exhibit C hereto.

    "Interest Payment Date" means December 1, March 1, June 1 and September 1 of each year, commencing March 1, 1997.

    "Interest Rate" means the rate of interest specified or determined as specified as being the rate of interest payable on the Securities.

    "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed and entered into to protect the Company or any Subsidiary against fluctuations in interest rates.

    "Investment" in any Person means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of such Person) or other extensions of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person.

    "Investment Company Event" means the receipt by the Company of an Opinion of Counsel, rendered by a law firm having a nationally recognized tax and securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities of the Trust.

    "Investment Grade" means a rating of BBB- or higher by S&P and Baa3 or higher by Moody's or the equivalent of such ratings by S&P or Moody's and the equivalent in respect of Rating Categories of any Rating Agencies substituted for S&P or Moody's.

    "Issue Date" means the date on which the Securities are originally issued.

    "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

    "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

    "Moody's" means Moody's Investors Service, Inc. and its successors.

    "1940 Act" means the Investment Company Act of 1940, as amended.

    "Net Available Cash" from an Asset Disposition means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other non-cash form) in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition, (ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be, repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition and (iv) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Company or any Subsidiary after such Asset Disposition.

    "Net Cash Proceeds," with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

    "Officers' Certificate" means a certificate signed by (a) the Chairman and Chief Executive Officer, President or Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, or
(b) any two members of the Managing Board, of the Company, or a Subsidiary Guarantor, as the case may be, and delivered to the appropriate Trustee.

    "Opinion of Counsel" or "opinion of counsel" means, as to the Company or a Subsidiary Guarantor, a written opinion of counsel, who may be counsel for the Company or such Subsidiary Guarantor, as the case may be, but, other than in connection with the issuance of the Securities, not an employee of any thereof, and who shall be reasonably acceptable to the Trustee.

    "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

    (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

    (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities (other than the Company or any Subsidiary Guarantor) in trust or set aside and segregated in trust by the Company or a Subsidiary Guarantor (if the Company or a Subsidiary Guarantor shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

    (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or which have been paid pursuant to
Section 3.6, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company; and

    (iv) Securities which have been defeased pursuant to Section 4.3 hereof.

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers'

Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company, or any other obligor on the Securities or any Affiliate of the Company or such obligor, and, subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

    "Payment Blockage Period" has the meaning specified in Section 12.4(b).

    "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

    "Permitted Collateral Liens" means with respect to any asset of the Company constituting Collateral, (a) Liens securing the Securities arising under this Indenture or any Security Document, and (b) Liens incurred pursuant to the Bank Credit Agreement.

    "Permitted Investment" means an Investment by the Company or any Subsidiary in (i) a Person that will, upon the making of such Investment, be or become a Subsidiary; provided, however, that the primary business of such Subsidiary is a Related Business; (ii) a Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Subsidiary; provided, however, that such Person's primary business is a Related Business; (iii) Temporary Cash Investments; (iv) any demand deposit account with an Approved Lender; (v) receivables owing to the Company or any Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Subsidiary deems reasonable under the circumstances; (vi) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (vii) loans or advances to employees made in the ordinary course of business consistent with past practices of the Company or such Subsidiary;
(viii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Subsidiary or in satisfaction of judgments; (ix) any Person to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition as permitted pursuant to Section 10.13; and (x) any Affiliate (the primary business of which is a Related Business) that is not a Subsidiary (other than Fresenius Aktiengesellschaft), provided, that the aggregate of all such Investments outstanding at any one time under this clause (x) shall not exceed $125,000,000.

    "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other entity.

    "Pledge Agreement" means the Pledge and Security Agreement dated as of the date hereof, between the Company and the Collateral Agent for the benefit of the Holders, in the form of Exhibit A hereto.

    "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 3.6 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

    "Preferred Securities" has the meaning specified in the first paragraph of the Recitals to this Indenture.

    "Preferred Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

    "Preferred Trustee" means Fleet National Bank, a national banking association duly organized and existing under the laws of the United States, solely in its capacity as Preferred Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Preferred Trustee appointed as provided in the Declaration.

    "principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

    "Proceeding" has the meaning specified in Section 12.2.

    "Rating Agencies" means (i) S&P and (ii) Moody's or (iii) if S&P or Moody's or both shall not make rating of the Securities publicly available, a nationally recognized securities rating agency or agencies, as the case may be, selected by the Company, which shall be substituted for S&P or Moody's or both, as the case may be.

    "Rating Category" means (i) with respect to S&P, any of the following categories: BB, B, CCC, CC, C and D (or equivalent successor categories); (ii) with respect to Moody's, any of the following categories: Ba, B, Caa, Ca, C and D (or equivalent successor categories); and (iii) the equivalent of any such category of S&P or Moody's used by another Rating Agency. In determining whether the rating of the Securities has decreased by one or more gradations, gradations within Rating Categories (+ and - for S&P, 1, 2, and 3 for Moody's; or the equivalent gradations for another Rating Agency) shall be taken into account (e.g., with respect to S&P, a decline in a rating from BB+ to BB, as well as from BB- to B+, will constitute a decrease of one gradation).

    "Rating Date" means the date which is 90 days prior to the earlier of (i) a Change of Control and (ii) public notice of the occurrence of a Change of Control or of the intention by the Company or any Person to effect a Change of Control.

    "Rating Decline" means the occurrence on or within 90 days after the date of the first public notice of the occurrence of a Change of Control or of the intention by the Company to effect a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies) of: (a) in the event the Securities are rated by either Moody's or S&P on the Rating Date as Investment Grade, a decrease in the rating of the Securities by both Rating Agencies to a rating that is below Investment Grade, or (b) in the event the Securities are rated below Investment Grade by both Rating Agencies on the Rating Date, a decrease in the rating of the Securities by either Rating Agency by one or more gradations (including gradations within Rating Categories as well as between Rating Categories).

    "Receivables Financings" means (i) the accounts receivable financing facility contemplated by the Trade Receivables Purchase and Sale Agreement dated as of December 30, 1991, as amended, among Bio-Medical Applications Management Co., Inc., as seller, and Ciesco, L.P., as investor, and Citicorp North America, Inc., as agent, and (ii) any financing transaction or series of financing transactions that have been or may be entered into by the Company or a Subsidiary pursuant to which the Company or a Subsidiary may sell, convey or otherwise transfer to a Subsidiary or Affiliate, or any other Person, or may grant a security interest in, any receivables or interests therein secured by the merchandise or services financed thereby (whether such receivables are then existing or arising in the future) of the

Company or such Subsidiary, as the case may be, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

    "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

    "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

    "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

    "Refinancing Indebtedness" means Indebtedness that Refinances any Indebtedness of the Company or any Subsidiary existing on the Issue Date or Incurred in compliance with the Indenture including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that (i) such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced, (ii) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced and (iii) such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accredit value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced; provided further, however, that Refinancing Indebtedness shall not include (x) Indebtedness of a Subsidiary that Refinances Indebtedness of the Company or (y) Indebtedness of the Company or a Subsidiary (other than National Medical Care, Inc. or a subsidiary of National Medical Care, Inc.) that Refinances Indebtedness of another Subsidiary.

    "Regular Record Date" for the interest payable on any Interest Payment Date means the date which is the fifteenth day immediately preceding such Interest Payment Date (whether or not a Business Day).

    "Related Business" means any business related, ancillary or complementary to the businesses of the Company and its Subsidiaries on the Issue Date.

    "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee assigned by the Trustee from time to time to administer its corporate trust matters.

    "Restricted Payment" with respect to any Person means (i) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock)) and dividends or distributions payable solely to the Company or a Subsidiary, and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation)), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of a Subsidiary held by any Affiliate of the Company (other than a Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Company that is not Disqualified Stock),
(iii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition) or (iv) the making of any Investment in any Person (other than a Permitted Investment).

    "Secured Indebtedness" means any Indebtedness of the Company secured by a Lien.

    "Securities" or "Security" has the meaning specified in the first paragraph of the Recitals to this Indenture.

    "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.5.

    "Security Documents" means, collectively, the Pledge Agreement, the Intercreditor Agreement and all other agreements, collateral assignments or other instruments evidencing or creating any security interests in favor of the Collateral Agent for the benefit of the Holders in all or any portion of the Collateral, in each case as amended, supplemented or modified from time to time in accordance with their terms and the terms of the Indenture.

    "Senior Indebtedness" means, with respect to the Company or a Subsidiary Guarantor, as the case may be, (i) Indebtedness of such Person, whether outstanding on the Issue Date or thereafter incurred and (ii) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such person, whether or not the claim for such interest is allowed as a claim after such filing) in respect of
(A) any Indebtedness of such Person under the Bank Credit Agreement, (B) Indebtedness of such Person for money borrowed and (C) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are subordinate in right of payment to the Securities; provided, however, that Senior Indebtedness shall not include (1) any obligation of such Person to any subsidiary of such person, (2) any liability for Federal, state, local or other taxes owed or owing by such person, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any Indebtedness of such Person(and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect to any other Indebtedness or other obligation of such Person or (5) that portion of any Indebtedness which at the time of incurrence is incurred in violation of the Indenture.

    "Senior Subordinated Indebtedness" means the Securities and any other Indebtedness of the Company that specifically provides that such Indebtedness is to rank pari passu with the Securities in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Company that is not Senior Indebtedness.

    "Senior Subordinated Payment" has the meaning specified in Section 12.2.

    "S&P" means Standard & Poor's Corporation and its successors.

    "Specified Senior Indebtedness" means, with respect to the Company or a Subsidiary Guarantor, as the case may be, (i) any Indebtedness of such Person under the Bank Credit Agreement, and (ii) after all Indebtedness specified in clause (i) above is no longer outstanding, any other Senior Indebtedness of such Person permitted under the Indenture the outstanding principal amount of which is more than

$25,000,000 at the time of determination and that has been designated by such Person "Specified Senior Indebtedness."

    "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

    "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the Holder thereof upon the happening of any contingency unless such contingency has occurred).

    "Subordinated Obligation" means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter Incurred) that is subordinate or junior in right of payment to the Securities pursuant to a written agreement to that effect.

    "Subsidiary" means a corporation (as defined herein) of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

    "Subsidiary Guarantors" means Fresenius National Medical Care Holdings, Inc. and Fresenius Medical Care Deutschland GmbH, a German limited liability company.

    "Subsidiary Guarantor Blockage Notice" has the meaning equated in Section 14.4(b).

    "Subsidiary Guarantor Payment Blockage Period" has the meaning specified in
Section 14.4(b).

    "Subsidiary Guarantor Senior Subordinated Payment" has the meaning specified in Section 14.2.

    "Subsidiary Guaranty" means the Guarantee by a Subsidiary Guarantor of the Company's obligations with respect to the Securities.

    "Surviving Person" means, with respect to any Person involved in any merger, consolidation or other business combination or the sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of such Person's assets, the Person formed by or surviving such transaction or the Person to which such disposition is made.

    "Tax Event" means that the Company shall have obtained of an Opinion of Counsel of nationally recognized independent tax counsel to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or Germany or any political subdivision or taxing authority thereof or therein or
(b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of issuance of the Preferred Securities), which amendment or change is effective or which interpretation or pronouncement is announced on or after the date of issuance of the Preferred Securities, there is more than an insubstantial risk that (i) the Trust is or will be subject to United States Federal or German income tax with respect to interest received or accrued on the Securities, (ii) interest payable to the Trust on the Securities is not or will not be deductible for United States Federal or German income tax purposes or (iii) the Trust is or will be subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges of whatever nature imposed by the United States, Germany or any other taxing authority.

    "Taxes" has the meaning specified in Section 10.19.

    "Temporary Cash Investments" means any of the following: (a) securities issued or directly and fully guaranteed or insured by (i) the United States of America or any agency or instrumentality thereof (provided, that the full faith and credit of the United States of America is pledged in support thereof) and
(ii) the governments of Germany and the United Kingdom, having in each case maturities of not more than twelve months from the date of acquisition, (b) time deposits and certificates of deposit, eurodollar time deposits and eurodollar certificates of deposit of (i) any lender under the Bank Credit Agreement, or
(ii) any United States, German, United Kingdom or Swiss commercial bank of recognized standing (y) having capital and surplus in excess of $500,000,000 and
(z) whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Lender"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by an Approved Lender (or by the parent company thereof) and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by a Person with a bank or trust company (including any of the lenders under the Bank Credit Agreement) or recognized securities dealer having capital and surplus in excess of $500,000,000 for (i) direct obligations issued by or fully guaranteed by the United States of America, (ii) time deposits or certificates of deposit described under subsection (b) above, or (iii) commercial paper or other notes described under subjection (c) above, in which, in each such case, such bank, trust company or dealer shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) obligations of any State of the United States or any political subdivision thereof, the interest with respect to which is exempt from federal income taxation under
Section 103 of the U.S. Internal Revenue Code, having a long term rating of at least AA- or Aa-3 by S&P or Moody's, respectively, and maturing within three years from the date of acquisition thereof, (f) Investments in municipal auction preferred stock (i) rated AAA (or the equivalent thereof) or better by S&P or Aaa (or the equivalent thereof) or better by Moody's and (ii) with dividends that reset at least once every 365 days and (g) Investments, classified in accordance with GAAP as current assets, in money market investment programs (i) registered under the Investment Company Act of 1940, as amended, or (ii) operated by an investment company in Germany or the United Kingdom and subject to regulations under the laws of such jurisdiction, in each case which are administered by reputable financial institutions having capital of at least $100,000,000 and the portfolios of which are limited to Investments of the character described in clauses (a), (b), (c), (e) and (f) above.

    "Trust" has the meaning specified in the first paragraph of the Recitals to this Indenture.

    "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

    "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 9.5; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

    "Trust Securities" has the meaning specified in the first paragraph of the Recitals to this Indenture.

    "Vice President" when used with respect to the Company, a Subsidiary Guarantor or the Trustee means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

    "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

    "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than (i) directors' qualifying shares and shares held by other Persons to the extent such shares are required by applicable law to be held by a Person other than the Company or a Subsidiary and (ii) shares of Preferred Stock of Fresenius National Medical Care Holdings, Inc.) is owned by the Company or by one or more Wholly Owned Subsidiaries, or by the Company and one or more Wholly Owned Subsidiaries.

    SECTION 1.2. Compliance Certificate and Opinions.

    Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

    Every certificate or opinion with respect to compliance with a condition precedent or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.16) shall include:

    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

    (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

    SECTION 1.3. Form of Documents Delivered to Trustee.

    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless the individual attorneys actively engaged in the transaction which is the subject matter of such opinion in the office of such counsel have actual knowledge that the certificate or opinion or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

    SECTION 1.4. Acts of Holders; Record Date.

    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.4.

    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

    (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

    (d) The ownership of Securities shall be proved by the Securities Register.

    (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

    (f) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Except as otherwise provided herein, such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Securityholders furnished to the Trustee pursuant to Section 7.1 prior to such solicitation. If a record date is fixed, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date, provided, however, that unless such vote or consent is obtained from the Holders (or their duly designated proxies) of the requisite principal amount of Outstanding Securities prior to the date which is the 90th day after such record date, any such vote or consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

    SECTION 1.5. Notices, Etc., to Trustee and Company.

    Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

    (1) the Trustee by any Holder or by the Company or any Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust office, or

    (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise provided in Sections
5.1 and 5.2 hereof) hereunder if in writing and mailed, first class, postage prepaid, in the case of the Company to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company and, in the case of any Subsidiary Guarantor, to it at the address of the Company's principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by such Subsidiary Guarantor; provided, however, that all notices sent to the Company and any Subsidiary Guarantor pursuant to this Indenture shall be sent in copy to O'Melveny & Myers (Citicorp Center, 153 East 53rd Street, New York, NY 10022-4611, Attn: Dr. Ulrich Wagner) and shall be effective five Business Days after such mailing.

    SECTION 1.6. Notice to Holders; Waiver.

    Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

    SECTION 1.7. Conflict with Trust Indenture Act.

    If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required or deemed under the Trust Indenture Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

    SECTION 1.8. Effect of Headings and Table of Contents.

    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

    SECTION 1.9. Successors and Assigns.

    All covenants and agreements in this Indenture by the Company or any Subsidiary Guarantor shall bind its respective successors and assigns, whether so expressed or not.

    SECTION 1.10. Separability Clause.

    In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    SECTION 1.11. Benefits of Indenture.

    Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than (i) the parties hereto, (ii) any Paying Agent and their successors and assigns, (iii) the holders of Senior Indebtedness (subject to Articles XII and XIV hereof), and (iv) the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

    SECTION 1.12. Governing Law.

    THIS INDENTURE, THE SECURITIES AND THE SUBSIDIARY GUARANTIES ENDORSED THEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

    SECTION 1.13. Non-Business Days.

    In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity)).

    SECTION 1.14. Duplicate Originals.

    The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               ARTICLE II. SECURITY AND SUBSIDIARY GUARANTY FORMS

    SECTION 2.1. Forms Generally.

    The Securities, the Subsidiary Guaranties to be endorsed thereon and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Subsidiary Guaranties, as the case may be, as evidenced by their execution of the Securities or Subsidiary Guaranties, as the case may be. If the form of Securities or Subsidiary Guaranties is established by action taken pursuant to a Board Resolution, such Board Resolution to be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 with respect to the authentication and delivery of such Securities.

    The Trustee's certificates of authentication shall be substantially in the form set forth in this Article.

    The definitive Securities and Subsidiary Guaranties to be endorsed thereon shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities or Subsidiary Guaranties, as the case may be, as evidenced by their execution of such Securities or Subsidiary Guaranties, as the case may be.

    SECTION 2.2. Form of Face of Security.

    [IF THE SECURITY IS A GLOBAL SECURITY, INSERT--This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

    Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to FRESENIUS MEDICAL CARE AG or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR

OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                            FRESENIUS MEDICAL CARE AG
               (9% Senior Subordinated Notes due December 1, 2006
                     Guaranteed As To Payment of Principal,
                    Premium, If Any, And Interest By Certain
                   Subsidiaries of Fresenius Medical Care AG)

No.                                                                    $

    FRESENIUS MEDICAL CARE AG a corporation organized and existing under the laws of Germany (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value
received, hereby promises to pay to         , or registered assigns, the
principal sum of      Dollars on December 1, 2006. The Company further promises
to pay interest on said principal sum quarterly in arrears on December 1, March 1, June 1 and September 1 of each year, commencing March 1, 1997, (each such date, an "Interest Payment Date") at the rate of 9% per annum, (plus Additional Amounts and Additional Sums, if any) until the principal hereof is paid or duly provided for or made available for payment and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any interest which is in arrears more than a quarter at the rate of 9% per annum, compounded quarterly. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Preferred Securities, the principal office of the Preferred Trustee under the Declaration hereinafter referred to for Fresenius Medical Care Capital Trust, is closed for business. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest, which shall be the date which is the fifteenth day immediately preceding such Interest Payment Date (whether or not a Business
Day). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

    Payments on this Security issued as a Global Security shall be made in immediately available funds to the Depository. In the event that this Security is issued in certificated form, the principal of (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on the Security will be payable at the office maintained by the Company under the Indenture; provided, that unless the Security is held by the Trust or any permissible successor entity as provided under the Declaration in the event of a merger, consolidation or amalgamation of the Trust, payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto, as such address shall appear in the Register.

    The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: November 27, 1996

                                             FRESENIUS MEDICAL CARE AG


                                       By:______________________________________
                                          Name: Dr. Gerd Krick
                                          Title: Chairman of the M naging Board




                                       By:______________________________________
                                           Name: Udo Werle
                                           Title: Member of the Managing Board
                                                  and Chief Financial Officer

    SECTION 2.3. Form of Reverse of Security.

    This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued under a Senior Subordinated Indenture, dated as of November 27, 1996 (herein called the "Indenture"), between the Company and FLEET NATIONAL BANK, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

    All terms used in this Security that are defined in the Indenture and in the Amended and Restated Declaration of Trust, dated as of November 27, 1996, as amended (the "Declaration"), for Fresenius Medical Care Capital Trust, shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

    On or after December 1, 2001, the Company may, at its option, subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time, upon not less than 30 or more than 60 days' notice, at the Redemption Prices (expressed as a percentage of principal amount) set forth below plus accrued and unpaid interest, including Additional Sums and Additional Amounts, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption
Date) if redeemed during the twelve-month period beginning on December 1 of the years indicated below:

                                                   Percentage of
                                                     Principal
Year                                                   Amount
----                                               ------------
2001...............................................  104.500%
2002...............................................  102.250%
2003...............................................  101.125%
2004 and thereafter................................  100.000%

         If a Tax Event or an Investment Company Event in respect of the Trust shall occur and be continuing, the Company shall cause the Trustees (as defined in the Indenture) to liquidate the Trust and cause Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust or, in the event of a Tax Event only, may cause the Securities to be redeemed, in each case, subject to and in accordance with the provisions of the Declaration, within 90 days following the occurrence of such Tax Event or Investment Company Event. The Securities may be redeemed, at the option of the Company, subject to the provisions of Article XI of the Indenture, at any time as a whole but not in part, at 100% of the principal amount thereof, plus accrued and unpaid interest (if any) to the date of redemption (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date), in the event the Company has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of a change in or an amendment to the laws (including any regulations promulgated thereunder) of the United States of America, Germany or the United Kingdom (or any political subdivision or taxing authority thereof or therein), or any change in or amendment to any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the date of the issuance of the Securities.

    The Securities do not have the benefit of any sinking fund obligations. As provided in the Indenture, the Securities are secured by a senior subordinated pledge of the Collateral. The Collateral Agent shall be entitled to the benefits of the Liens on the Collateral under the Indenture and the Security Documents as the same may be amended from time to time pursuant to the respective provisions thereof, subject only to Permitted Collateral Liens, for the benefit of each Holder accepting a Security.

    In the event of redemption of this Security in part only, a new Security for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

    If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

    As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are Guaranteed on a senior subordinated basis pursuant to Subsidiary Guaranties endorsed hereon. The Indenture provides that a Subsidiary Guarantor shall be released from its Subsidiary Guarantee upon compliance with certain conditions.

    The Indenture contains provisions for satisfaction, discharge and defeasance at any time of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture, in each case together with the release of the Collateral from the Liens of the Security Documents.

    The Indenture permits, with certain exceptions as therein provided, the Company, the Subsidiary Guarantors and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company, the Subsidiary Guarantors and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in aggregate outstanding principal amount of the Outstanding Securities affected thereby, on behalf of the Holders of all Securities, to waive compliance by the Company or the Subsidiary Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

    As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate outstanding principal amount of the Outstanding Securities may declare the principal amount of and interest (including Additional Sums and Additional Amounts, if any) on all the Securities to be due and payable immediately, by a notice in writing to the Company and the Subsidiary Guarantors (and to the Trustee if given by Holders), provided, that if the Trustee or such Holders fail to do so, the Preferred Trustee shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such specified amount of and the accrued interest (including Additional Sums and Additional Amounts, if any) on all the Securities shall become immediately due and payable, provided, that the payment of principal and interest (including Additional Sums and Additional Amounts, if any) on such Securities shall remain subordinated to the extent provided in Article XII of the Indenture.

    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof, for all purposes (subject to certain limitations set forth in the Indenture), whether or not this Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

    The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

    The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for German and United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness.

    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

    SECTION 2.4. Additional Provisions Required in Global Security.

    Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

    "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

    Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to FRESENIUS MEDICAL CARE AG or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

    SECTION 2.5. Form of Trustee's Certificate of Authentication.

    This is one of the Securities with the Subsidiary Guaranties endorsed thereon referred to in the within mentioned Indenture.

                                        ________________________________________
                                        as Trustee

                                        By:_____________________________________
                                           Authorized officer

    SECTION 2.6. Form of Subsidiary Guaranty.

                               SUBSIDIARY GUARANTY

    For value received, each of the Subsidiary Guarantors hereby jointly and severally unconditionally Guarantees, on a senior subordinated basis, to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company. The Guarantee extends to the Company's repurchase obligations arising from a Change of Control pursuant to the Indenture.

    Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same, any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, or equivalent provision under applicable law, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under
Section 364 of the Bankruptcy Code, or equivalent provision under applicable law, the disallowance, under Section 502 of the Bankruptcy Code, or other similar applicable law, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guaranty will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Subsidiary Guaranty.

Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against each of the Subsidiary Guarantors to enforce this Subsidiary Guaranty without first proceeding against the Company. Each Subsidiary Guarantor agrees that, to the extent permitted by law, if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, or the Trustee or the Holders are prevented from taking any action to realize on any collateral, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

    The indebtedness of each Subsidiary Guarantor evidenced by this Subsidiary Guaranty is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor, and this Subsidiary Guaranty is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

    No reference herein to the Indenture and no provision of this Subsidiary Guaranty or of the Indenture shall alter or impair the Subsidiary Guaranty of any Subsidiary Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on the Security upon which this Subsidiary Guaranty is endorsed.

    Each Subsidiary Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of this Security pursuant to the provisions of its Subsidiary Guaranty or the Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

    This Subsidiary Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, or equivalent proceeding under applicable law, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, or the equivalent of any of the foregoing under applicable law, and shall, to the fullest extent permitted by applicable law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities whether as a voidable preference, fraudulent transfer, or as otherwise provided under similar laws affecting the rights of creditors generally or under applicable laws of Germany, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by applicable law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

    The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guaranty.

    The Subsidiary Guarantors or any particular Subsidiary Guarantor shall be released from this Subsidiary Guaranty upon the terms and subject to certain conditions provided in the Indenture.

    By delivery of a supplemental indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Guaranty for the benefit of the Holder of this Security with the same effect as if such Subsidiary Guarantor was named below.

    All terms used in this Subsidiary Guaranty which are defined in the Indenture referred to in the Security upon which this Subsidiary Guaranty is endorsed shall have the meanings assigned to them in such Indenture.

    This Subsidiary Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guaranty is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

    Each Subsidiary Guaranty will be limited in amount to an amount not to exceed the maximum amount that can be guaranteed by the applicable Subsidiary Guarantor without rendering the Subsidiary Guaranty, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally or under applicable law of Germany. In the case of Fresenius Medical Care Deutschland GmbH ("FMCD"), the following provisions will apply.

    FMCD, having a stated capital of DM80 million, had a capital reserve account of DM168,302,162 (the "January 1, 1996 Amount") in its balance sheet as of January 1, 1996. Assuming that the January 1, 1996 Amount has not decreased by losses in the business of FMCD since January 1, 1996, at least such amount exceeds the Company's assets protecting its share capital within the meaning of
Section 30 of the German GmbH Law. Since August 21, 1996, a Profit and Loss Pooling Agreement (the "Agreement") (Ergebnisabfuhrungsvertrag) is in place between the Company and FMCD to be entered into the commercial register as approved by the stockholders of the Company and the shareholders of the FMCD to make such agreement tax effective by January 1, 1996. Since January 1, 1996, the January 1, 1996 Amount has not been decreased by the actions of the Company (the sole shareholder of FMCD), e.g. no distributions against the January 1, 1996 Amount have been made.

    Based thereon, the guaranty obligations of FMCD hereunder is limited to the amount of the capital reserves of FMCD as per the date hereof less its obligations as a guarantor from time to time under the Bank Credit Agreement (the "Minimum Guaranty Amount"). If, in the case of a default under the Indenture, the capital reserves are higher than such Minimum Guaranty Amount, such higher amount (the "Higher Guaranty Amount") shall serve as limitation to the obligations of FMCD, as Subsidiary Guarantor. In case FMCD, as Subsidiary Guarantor, has to sell off assets to fulfill its obligations under the Indenture, after such guaranty obligations have been drawn, and if the proceeds from the sale of such assets exceed the amount of their book value, such excess amounts shall be paid to the Collateral Agent for the benefit of the Holders, subject to the provisions of Article XIV hereof, in addition to the Minimum Guaranty Amount or the Higher Guaranty Amount, respectively for the determination of the applicable book value, the book value of assets which were included into the balance sheet per January 1, 1996 applies, and for such assets which were not yet included but added to the business of FMCD since that date, the book value on the day of the sale of such assets applies. Should

Section 30 of the German GmbH law however require a lower Minimum Guaranty Amount or a lower Higher Guaranty Amount, then such lower amounts required by law shall be applicable.

    FMCD undertakes not to decrease its capital reserves, neither by capital increase from such reserve accounts nor by other kinds of contributions to its shareholders or affiliates without the prior written approval of the Collateral Agent, which consent by the Collateral Agent shall not unreasonably be withheld.

    FMCD undertakes to maintain a profit and loss pooling agreement with the Company during the term of the Indenture, in particular, to extend the term of such agreement to the term of the Indenture and not to terminate, rescind or amend such agreement without prior notice to the Collateral Agent and the Collateral Agent's consent thereto. In case of a termination of such profit and loss pooling agreement, FMCD will grant, upon the Collateral Agent's request, further collateral to minimize the legal and financial disadvantages caused by the termination of such agreement, as far as legally available under German law. FMCD undertakes to give notice immediately to the Collateral Agent if it intends to give notice of termination to such agreement or to agree to the termination of such agreement, or if it becomes aware that the Company intends to terminate such agreement. During the term of the profit and loss pooling agreement, any and all allocations of profit to the Company and any and all cash distributions to the Company as a consequence thereof upon the terms and conditions of the profit and loss pooling agreement are permitted and unrestricted.

    Reference is made to Article XIII and Article XIV of the Indenture for further provisions with respect to this Subsidiary Guaranty.

    THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

    IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Subsidiary Guaranty to be duly executed.

                                 FRESENIUS NATIONAL MEDICAL CARE HOLDINGS, INC. As Subsidiary Guarantor


                                 By:____________________________________________
                                    Authorized Officer




                                 FRESENIUS MEDICAL CARE DEUTSCHLAND GMBH
                                 As Subsidiary Guarantor



                                 By:____________________________________________
                                    Member of the Managing Board


                                 By:____________________________________________
                                    Member of the Managing Board

                           ARTICLE III. THE SECURITIES

    SECTION 3.1. Title and Terms.

    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $360,500,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.6.

    The Securities shall be known and designated as the "9% Senior Subordinated Notes due December 1, 2006" of the Company. Their Stated Maturity shall be December 1, 2006, at which time the Securities will become due and payable together with any accrued and unpaid interest thereon (including Additional Sums and Additional Amounts, if any) and they shall bear interest at the rate of 9% per annum, from the Issue Date, payable quarterly in arrears on each Interest Payment Date, to the Persons in whose name the Securities are registered at the close of business on the Regular Record Date.

    Interest on the Securities will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the Issue Date. Interest in arrears for more than one quarter (and interest thereon) will accrue interest (compounded quarterly) at the same rate.

    Payments on the Securities issued as a Global Security shall be made in immediately available funds to the Depository. In the event that Securities are issued in certificated form, the principal of (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on the Securities shall be payable at the office maintained by the Company pursuant to Section 10.2; provided, that unless the Securities are held by the Trust or any permissible successor entity as provided under the Declaration in the event of a merger, consolidation or amalgamation of the Trust, payment of interest may be made at the option of the Company by check mailed to the address of the persons entitled thereto, as such address shall appear in the Register.

    The Securities shall be redeemable as provided in Article XI.

    The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article XII.

    The Securities shall be Guaranteed by the Subsidiary Guarantors as provided in Article XIII.

    The Subsidiary Guaranties shall be subordinated in right of payment to Senior Indebtedness of the Subsidiary Guarantors as provided in Article XIV.

    The Securities shall be subject to defeasance at the option of the Company as provided in Section 4.3.

    SECTION 3.2. Denominations.

    The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

    SECTION 3.3. Execution, Authentication, Delivery and Dating.

    The Securities shall be executed on behalf of the Company by any two members of the Managing Board. The signature of any of these officers on the Securities may be manual or facsimile.

    Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and having endorsed thereon the Subsidiary Guaranties executed pursuant to Section 13.2 by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with the Subsidiary Guaranties of the Subsidiary Guarantors endorsed thereon; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities with the Subsidiary Guaranties of the Subsidiary Guarantors endorsed thereon as in this Indenture provided and not otherwise.

    Each Security shall be dated the date of its authentication.

    No Security or Subsidiary Guaranty endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security and the Subsidiary Guaranty endorsed thereon have been duly authenticated and delivered hereunder.

    SECTION 3.4. Temporary Securities.

    Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Subsidiary Guaranties substantially of the tenor of the definitive Subsidiary Guaranties in lieu of which they are issued duly executed by the Subsidiary Guarantors and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Subsidiary Guaranties, as the case may be, may determine, as evidenced by their execution of such Securities and Subsidiary Guaranties, as the case may be.

    If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations having the same Issue Date and Stated Maturity, having the same terms and like tenor, and having endorsed thereon the Subsidiary Guaranties executed by the Subsidiary Guarantors. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

    SECTION 3.5. Registration, Registration of Transfer and Exchange.

    The Company shall cause to be kept at the Corporate Trust Office of the Trustee, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

    Upon surrender for registration of transfer of any Security at the office or agency of the Company designated for that purpose the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount, of the same Issue Date and Stated Maturity, having the same terms and like tenor, and having endorsed thereon the Subsidiary Guaranties executed by the Subsidiary Guarantors.

    At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount, of the same Issue Date and Stated Maturity and having the same terms and like tenor, and having endorsed thereon the Subsidiary Guaranties executed by the Subsidiary Guarantors, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guaranties endorsed on and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

    All Securities and the Subsidiary Guaranties endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the respective Subsidiary Guarantors, evidencing the same debt and Subsidiary Guaranties, and entitled to the same benefits under this Indenture, as the Securities and Subsidiary Guaranties surrendered upon such registration of transfer or exchange.

    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

    No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

    Notwithstanding any of the foregoing, any Global Security shall be exchangeable pursuant to this Section 3.5 for Securities registered in the names of Persons other than the Depositary for such Global Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, as amended, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as such Depositary shall direct.

    Notwithstanding any other provision in this Indenture, a Global Security may not be transferred except as a whole by the Depositary with respect to such Global Security to a nominee of such

Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.

    Neither the Company nor the Trustee shall be required to, pursuant to the provisions of this Section, (a) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of Securities pursuant to Article XI and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities to be so redeemed, and (b) register the transfer of or exchange any Security so selected for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, any portion thereof not to be redeemed.

    SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

    If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guaranties endorsed on and the Trustee shall authenticate and deliver in exchange therefor, a new Security of like tenor and principal amount, having the same Issue Date and Stated Maturity and bearing the same Interest Rate as such mutilated Security, and bearing a number not contemporaneously outstanding.

    If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and
(ii) such security or indemnity as may be required by each of them to save each of them, each Subsidiary Guarantor and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, having endorsed thereon the Subsidiary Guaranties executed by the Subsidiary Guarantors, having the same Issue Date and Stated Maturity and bearing the same Interest Rate as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

    Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, and the Subsidiary Guaranties endorsed thereon, shall constitute an original additional contractual obligation of the Company and the respective Subsidiary Guarantors, whether or not the destroyed, lost or stolen Security, and the Subsidiary Guaranties endorsed thereon, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

    SECTION 3.7. Payment of Interest; Interest Rights Preserved.

    Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, except that interest payable on the Stated Maturity of a Security shall be paid to the Person to whom principal is paid.

    Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

    (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Holder at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

    (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

    Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

    SECTION 3.8. Persons Deemed Owners.

    Prior to the presentment of a Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal (and premium, if any) of and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any agent of the Company, the Subsidiary Guarantors or the Trustee shall be affected by notice to the contrary.

    SECTION 3.9. Cancellation.

    All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver to the Company a certificate of such destruction.

    SECTION 3.10. Computation of Interest.

    Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months and, for any partial period, on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

    SECTION 3.11. Right of Set-Off.

    Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set-off any payment it is otherwise required to make hereunder in respect of any Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Company Guarantee relating to such Security or under Section 5.8 of this Indenture.

    SECTION 3.12. Agreed Tax Treatment.

    Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for German and United States Federal, state and local tax purposes it is intended that such Security constitute indebtedness.

    SECTION 3.13. CUSIP Numbers.

    The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                     ARTICLE IV. SATISFACTION AND DISCHARGE

    SECTION 4.1. Satisfaction and Discharge of Indenture.

    This Indenture shall cease to be of further effect (except as to (i) any surviving rights of registration of transfer, substitution and exchange of Securities, (ii) rights hereunder of Holders to receive payments of principal of (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on the Securities and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, deposited with the Trustee pursuant to this Article IV and (iii) the rights and obligations of the Trustee hereunder), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

    (1)  either:

    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

    (B) all such Securities not theretofore delivered to the Trustee for cancellation

    (i) have become due and payable, or

    (ii) will become due and payable at their Stated Maturity within one year of the date of deposit,

    and the Company or a Subsidiary Guarantor, in the case of Clause (B) (i) or
    (B) (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities are payable sufficient (without reinvestment) to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity;

    (2) the Company or a Subsidiary Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Subsidiary Guarantors; and

    (3) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for German and United States Federal income tax purposes as a result of the application of this Section 4.1 and will be subject to German and United States Federal income tax, if any, on the same amount, in the same manner and at the same times as would have been the case if such satisfaction and discharge of the Indenture had not occurred; and

    (4) the application of this Section 4.1 shall not cause the Trustee to have a conflicting interest as defined in Section 6.8 hereof and for purposes of the Trust Indenture Act with respect to any securities of the Company; and

    (5) the funds deposited with the Trustee pursuant to Clause (1)(B) above shall not be deemed an "investment company" as defined in the 1940 Act, or such trust shall be qualified under the 1940 Act or exempt from regulation thereunder; and

    (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided in this subsection 4.1 for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article IV, the obligations of the Company to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section, the obligations of the Trustee under Section
4.2 and the last paragraph of Section 10.3, shall survive.

    SECTION 4.2. Application of Trust Money; Reinstatement.

    Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 or money or Government Obligations deposited with the Trustee pursuant to Section 4.3, or received by the Trustee in respect of Government Obligations deposited with the Trustee pursuant to Section 4.3, shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) for the payment of which such money or Government Obligations have been deposited with or received by the Trustee; provided, however, such moneys need not be segregated from other funds held in trust except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article XII or Article XIV.

    The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 4.3 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

    If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 4.1 or 4.3 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company and the Subsidiary Guarantors under this Indenture, the Securities and the Subsidiary Guaranties shall be revived and reinstated as though no deposit had occurred pursuant to this Article IV until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 4.1 or 4.3; provided, however, that if the Company or any Subsidiary Guarantor makes any payment of principal of (and premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on any Security following the reinstatement of its obligations, the Company or such Subsidiary Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

    SECTION 4.3. Satisfaction, Discharge and Defeasance of Securities.

    The Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities, the Subsidiary Guarantors shall each be released from their respective Subsidiary Guaranties, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness and subsidiary Guaranties, when

    (1)  with respect to all Outstanding Securities,

    (A) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Securities for principal (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 4.3, as the case may be; or

    (B) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as obligations in trust for such purpose an amount of Government Obligations as will, in the written opinion of independent public accountants delivered to the Trustee, together with predetermined and certain income to accrue thereon, without consideration of any reinvestment thereof, be sufficient to pay and discharge when due the entire indebtedness on all Outstanding Securities for principal (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 4.3, as the case may be; and

    (2) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities; and

    (3) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for German and United States Federal income tax purposes as a result of the application of this Section 4.3 and will be subject to German and United States Federal income tax, if any, on the same amount, in the same manner and at the same times as would have been the case if such satisfaction, discharge and defeasance of the Securities had not occurred; and

    (4) the Company has delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of the deposit pursuant to Clause (1) above; and

    (5) the application of this Section 4.3 shall not cause the Trustee to have a conflicting interest as defined in Section 6.8 hereof and for purposes of the Trust Indenture Act with respect to any securities of the Company; and

    (6) at the time of the deposit pursuant to Clause (1) above: (A) no default in the payment of all or a portion of principal of (or premium, if any) or interest on any Senior Indebtedness of the Company or any Subsidiary Guarantor shall have occurred and be continuing, and no event of default with respect to any such Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (B) no other event of default with respect to any Senior Indebtedness of the Company or any Subsidiary Guarantor shall have occurred and be continuing permitting (after notice or the lapse of time, or both) the holders of such Senior Indebtedness (or a representative on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist; and

    (7) no Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit; and

    (8) the funds deposited with the Trustee pursuant to Clause (1) above shall not be deemed an investment company as defined in the 1940 Act or such trust shall be qualified under the 1940 Act or exempt from regulation thereunder; and

    (9) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities have been complied with.

    Any deposits with the Trustee referred to in Section 4.3(1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance reasonably satisfactory to the Trustee. If any Outstanding Securities are to be redeemed prior to their Stated Maturity, whether pursuant to any optional or mandatory redemption provisions, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company. If the Securities are not to become due and payable at their Stated Maturity or upon call for redemption within one year of the date of deposit, then the Company shall give, not later than the date of such deposit, notice of such deposit to the Holders.

    Upon the satisfaction of the conditions set forth in this Section 4.3 with respect to all the Outstanding Securities, the terms and conditions of the Securities and Subsidiary Guaranties, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company and the Subsidiary Guarantors; provided, that the Company and the Subsidiary Guarantors shall not be discharged from any payment obligations in respect of Securities which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company and the Subsidiary Guarantors under applicable law.

                               ARTICLE V. REMEDIES

    SECTION 5.1. Events of Default.

    "Event of Default," wherever used herein means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

    (1) default in the payment of any interest upon any Security, including any Additional Sums and Additional Amounts in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days; or

    (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

    (3) default in the performance, or breach, in any material respect, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied; or

    (4) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Subsidiary (or the payment of which is guaranteed by the Company or any Subsidiary), whether such Indebtedness or Guarantee now exists or is incurred after the Issue Date, if (A) such default results in the acceleration of such Indebtedness prior to its express maturity or shall constitute a default in the payment of such Indebtedness and (B) the principal amount of any such Indebtedness that has been accelerated or not paid at maturity, when added to the aggregate principal amount of all other such Indebtedness, at such time, that has been accelerated or not paid at maturity, exceeds $25,000,000; or

    (5) the dissolution, winding up or termination of the Trust, except in connection with the distribution of Securities to the holders of Preferred Securities in liquidation of the Trust and in connection with such mergers, consolidations or amalgamations as are permitted by the Declaration; or

    (6) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable German or United States Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

    (7) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable German or United States Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit for creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Company in furtherance of any such action; or

    (8) except as permitted by the terms hereof and the Securities, the cessation of effectiveness of any Subsidiary Guaranty or the finding by any judicial proceeding that any such Subsidiary Guaranty is unenforceable or invalid or the denial or disaffirmation by any Subsidiary Guarantor of its obligations under its Subsidiary Guarantor.

    (9) any of the Security Documents cease to be in full force and effect (other than in accordance with their respective terms or the terms hereof), or any of the Security Documents cease to give the Trustee the Liens, rights, powers and privileges purported to be created thereby, or any Security Document is declared null and void, or the Company denies any of its obligations under any Security Document or any Collateral becomes subject to any Lien other than any Permitted Collateral Liens.

    A default under any other indebtedness of the Company or any of its Subsidiaries or joint ventures or the Trust would not constitute an Event of Default under the Securities.

    SECTION 5.2. Acceleration of Maturity; Rescission and Annulment.

    As provided in and subject to the provisions of this Indenture, if an Event of Default with respect to the Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate outstanding principal amount of the Outstanding Securities may declare the principal amount of and interest (including Additional Sums and Additional Amounts, if any) on all the Securities to be due and payable immediately, by a notice in writing to the Company and the Subsidiary Guarantors (and to the Trustee if given by Holders), provided, that if the Trustee or such Holders fail to do so, the Preferred Trustee shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such specified amount of and the accrued interest (including Additional Sums and Additional Amounts, if any) on all the Securities shall become immediately due and payable, provided, that the payment of principal and interest (including Additional Sums and Additional Amounts, if any) on such Securities shall remain subordinated to the extent provided in Article XII of the Indenture.

    At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

    (1) the Company or any Subsidiary Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

    (A) all overdue installments of interest (including Additional Sums and Additional Amounts, if any) on the Securities,

    (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

    (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

    (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

    The Holders of a majority in aggregate outstanding principal amount of the Securities affected thereby may, on behalf of the Holders of all the Securities, waive any past default, except a default in the payment of principal, premium, if any, or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest, premium, if any, and principal due otherwise than by acceleration has been deposited with the Trustee) or a default in respect of a covenant or provision which under this Indenture cannot be modified or amended without the consent of the Holder of each Outstanding Security and, should the Holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate liquidation amount of the Preferred Securities shall have such right. The Preferred Trustee, as the initial Holder of the Securities, has agreed under the Declaration not to waive an Event of Default with respect to the Securities without the consent of holders of a majority in aggregate liquidation amount of the Preferred Securities then outstanding.

    No such rescission shall affect any subsequent default or impair any right consequent thereon.

    Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, a record date shall be established for determining Holders of Outstanding Securities entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.2.

    SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by
                 Trustee.

    The Company covenants that if:

    (1) default is made in the payment of any installment of interest (including Additional Sums and Additional Amounts, if any) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

    (2) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any); and, in addition thereto, all amounts owing the Trustee under Section 6.7.

    If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, any Subsidiary Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Subsidiary Guarantor or any other obligor upon the Securities, wherever situated.

    Subject to Section 6.3 hereof and the terms of the Intercreditor Agreement, if an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture and under the applicable Security Documents by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in the Security Documents or in aid of the exercise of any power granted herein, or to enforce any other proper remedy, including appointment of a receiver for the Collateral, taking possession of the Collateral, and foreclosure, realization and sale of Collateral, in each case, pursuant to the terms of this Indenture and the Security Documents. The Trustee shall be entitled to sue and recover judgment as aforesaid to enforce any Lien of the Security Documents, in either case, either before, after or during the pendency of any other proceeding for the enforcement of any Lien of the Security Documents, and the right of the Trustee to recover such judgment shall not be affected by any sale under any of the Security Documents or by the exercise of any right, power or remedy for the enforcement of the provisions of any of the Security Documents, or the foreclosure or enforcement of any Lien of the Security Documents. No recovery of any such judgment upon any property of the Company shall affect or impair the Lien on the Collateral or any rights, powers or remedies of the Trustee or the Holders.

    SECTION 5.4. Trustee May File Proofs of Claim.

    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Subsidiary Guarantor or any other obligor upon the Securities or the property of the Company, of any Subsidiary Guarantor or of such other obligor or their creditors,

    (a) the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest (including Additional Sums and Additional Amounts, if any)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

    (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 and of the Holders allowed in any such judicial proceedings; and

    (ii) and in particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

    (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

    SECTION 5.5. Trustee May Enforce Claims Without Possession of Securities.

    All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

    SECTION 5.6. Application of Money Collected.

    Any money or property collected or to be applied by the Trustee with respect to the Securities pursuant to this Article, upon foreclosure of any Lien upon the Collateral provided pursuant to the Pledge Agreement or the Intercreditor Agreement shall, subject to Articles XII and XIV and such Pledge Agreement and Intercreditor Agreement, be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest (including any Additional Sums), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

    FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

    SECOND: To the extent provided in Article XII, to the holders of Senior Indebtedness of the Company in accordance with Article XII or if collected from a Subsidiary Guarantor, to the extent provided in Article XIV, to the holders of Senior Indebtedness of the Subsidiary Guarantor in accordance with Article XIV;

    THIRD: To the payment of the amounts then due and unpaid upon such Securities for principal (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any), in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest (including any Additional Sums and Additional Amounts), respectively; and

    FOURTH: The balance, if any, to the Person or Persons lawfully entitled thereto.

    SECTION 5.7. Limitation on Suits.

    No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

    (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

    (2) if the Preferred Trustee is not the Holder of the Securities, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

    (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

    The foregoing limitations shall not apply to a suit instituted by a Holder of a Security for enforcement of payment of the principal of and premium, it any, or interest (including Additional Sums and Additional Amounts, if any) on such Security on or after the respective due dates expressed in such Security.

    SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium
                 and Interest.

    Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest (including Additional Sums and Additional Amounts, if any) on such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. Except as set forth in the Declaration, the holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the Holders of, or in respect of, the Securities; provided, however, that if the Preferred Trustee or the Special Trustee (as defined in the Declaration) do not enforce such payment obligations, a holder of Preferred Securities will have the right to bring an action on behalf of the Trust to enforce the Trust's rights under the Securities and the Indenture.

    SECTION 5.9. Restoration of Rights and Remedies.

    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Subsidiary Guarantors, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

    SECTION 5.10. Rights and Remedies Cumulative.

    Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

    SECTION 5.11. Delay or Omission Not Waiver.

    Except as otherwise provided in the last paragraph of Section 3.6, no delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

    Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

    SECTION 5.12. Control by Holders.

    The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right, subject to Section 6.3 hereof, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided, that:

    (1) such direction shall not be in conflict with any rule of law or with this Indenture,

    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

    (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

    Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, a record date shall be established for determining Holders of Outstanding Securities entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless the Holders of a majority in principal amount of the Outstanding Securities shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.12.

    SECTION 5.13. Waiver of Past Defaults.

    The Holders of not less than a majority in aggregate outstanding principal amount of the Outstanding Securities affected thereby may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences with respect to the Securities except a default:

    (1) in the payment of the principal of (or premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on any Security, or

    (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

    SECTION 5.14. Undertaking for Costs.

    All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on any Security on or after the respective Stated Maturities expressed in such Security.

    SECTION 5.15. Waiver of Usury, Stay or Extension Laws.

    Each of the Company and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Subsidiary Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                             ARTICLE VI. THE TRUSTEE

    SECTION 6.1. Certain Duties and Responsibilities.

    (a)  Except during the continuance of an Event of Default,

    (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

    (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

    (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

    (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

    (1) this Subsection shall not be construed to limit the effect of Subsection
(a) of this Section;

    (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

    (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities.

    (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

    (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

    SECTION 6.2. Notice of Defaults.

    Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Securities Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders; and provided, further, that, in the case of any default of the character specified in Section 5.1(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

    SECTION 6.3. Certain Rights of Trustee.

    Subject to the provisions of Section 6.1:

    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Security or other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

    (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Security or other evidence of indebtedness, or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or any Subsidiary Guarantor, personally or by agent or attorney; and

    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

    SECTION 6.4. Not Responsible for Recitals or Issuance of Securities.

    The recitals contained herein and in Securities and Subsidiary Guaranties endorsed thereon, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, or the Subsidiary Guarantors, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, the value or condition of any Collateral or the priority or perfection of any security interest purportedly granted herein. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

    SECTION 6.5. May Hold Securities.

    The Trustee, Collateral Agent, any Paying Agent, Securities Registrar or any other agent of the Company or any Subsidiary Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company or any Subsidiary Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar or such other agent.


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

    SECTION 6.6. Money Held in Trust.

    Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company or any Subsidiary Guarantor, as the case may be.

    SECTION 6.7. Compensation and Reimbursement.

    The Company agrees

    (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as the Company, the Subsidiary Guarantors and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

    (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

    (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Agreement.

    To secure the Company's payment obligations in this Section, the Company and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee. Such lien shall survive the satisfaction and discharge of this Indenture.

    When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable German or United States Federal or State bankruptcy, insolvency or other similar law.

    SECTION 6.8. Disqualification; Conflicting Interests.

    The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of
Section 301(b) of the Trust Indenture Act.

    SECTION 6.9. Corporate Trustee Required; Eligibility.

    There shall at all times be a Trustee hereunder which shall be

    (a) a corporation organized and doing business under the laws of the United States of America or of any State, Territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, or

    (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee.

    SECTION 6.10. Resignation and Removal; Appointment of Successor.

    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

    (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

    (c) The Trustee may be removed at any time with respect to the Securities by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

    (d)  If at any time:

    (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

    (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any


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

court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

    (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

    SECTION 6.11. Acceptance of Appointment by Successor.

    (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Subsidiary Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, any Subsidiary Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

    (b) Upon request of any such successor Trustee, the Company and the Subsidiary Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) of this Section.

    (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

    SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

    SECTION 6.13. Preferential Collection of Claims Against Company.

    If and when the Trustee shall be or become a creditor of the Company, the Subsidiary Guarantors or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, the Subsidiary Guarantors or any such other obligor.

    SECTION 6.14. Appointment of Authenticating Agent.

    The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, or any Territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Subsidiaries Guarantors and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

    The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

    If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

    This is one of the Securities with the Subsidiary Guaranties endorsed thereon referred to in the within mentioned Indenture.



                                             __________________________________



                                             __________________________________
                                             As Trustee



                                             By:_______________________________
                                                As Authenticating Agent


                                             By:_______________________________
                                                Authorized Officer

         ARTICLE VII. HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

    SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders.

    The Company will furnish or cause to be furnished to the Trustee:

    (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date,

    (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Securities Registrar.

    SECTION 7.2. Preservation of Information, Communications to Holders.

    (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

    (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights, privileges and duties of the Trustee, shall be as provided by the Trust Indenture Act.

    (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Subsidiary Guarantors and the Trustee that none of the Company, the Subsidiary Guarantors, the Trustee and any agent of any of them shall be held accountable by reason of any disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

    SECTION 7.3. Reports by Trustee.

    (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

    (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than May 15 in each calendar year, commencing with the first May 15 after the first issuance of Securities under this Indenture.

    (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with the Commission, and delivered to the Company and to the Subsidiary Guarantors.

    SECTION 7.4. Reports by Company.

    The Company and each of the Subsidiary Guarantors shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided, whether or not required by the rules and regulations of the Commission, so long as any Securities are Outstanding, the Company shall provide the Trustee and the Holders with (i) all annual financial information that would be required to be contained in a filing with the Commission on Form 20-F as if the Company were required to file such Forms, and (ii) quarterly financial statements as of end for the period from the beginning of each year to the close of each quarterly period (other than the fourth quarter), together with comparable information for the corresponding periods of the preceding year, including, in each case, a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon from the Company's certified independent public accountants. (In addition, whether or not required by the rules and regulations of the Commission, the Company will file a copy of all such information and reports with the Commission for public availability and make such information and reports available to securities analysts and prospective investors upon request.) The Company also shall comply with the other provisions of Trust Indenture Act Section 314(a).

       ARTICLE VIII. CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

    SECTION 8.1. Company May Consolidate, Etc., Only on Certain Terms.

    The Company shall not consolidate or merge with or into any other Person (whether or not the Company is the Surviving Person) or convey, transfer, assign, sell, lease or otherwise dispose of, in one or more related transactions, all or substantially all of its properties and assets as an entirety to any Person, unless:

    (1) the Surviving Person shall be a corporation, organized and existing under the laws of Germany, the United Kingdom or the United States of America or any State thereof or the District of Columbia;

    (2) the Surviving Person (if other than the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities, the Indenture and the Security Documents;

    (3) at the time of, and immediately after giving effect to, such transaction, no Default or Event of Default, shall have occurred and be continuing;

    (4) the Surviving Person will have Consolidated Net Worth (immediately after the transaction) equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction;

    (5) at the time of such transaction and after giving pro forma effect thereto, the Surviving Person would be permitted to incur at least $1.00 of additional Indebtedness pursuant to paragraph (a) of Section 10.8;

    (6) such consolidation, merger, conveyance, transfer or lease is permitted under the Declaration and the Company Guarantee and does not give rise to any breach or violation of the Declaration or the Company Guarantee; and

    (7) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer, assignment, sale, lease or disposition, and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and that the security interests on the Collateral pursuant to the Security Documents are and will remain perfected; and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

    SECTION 8.2. Subsidiary Guarantors May Consolidate, Etc., Only on Certain
                 Terms.

    The Company will not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey, transfer, sell, assign, lease, or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its properties and assets to any Person unless:

    (1) the Surviving Person (if not such Subsidiary) shall be a Person organized and existing under the laws of the jurisdiction under which such Subsidiary was organized or under the laws of Germany, the United Kingdom or the United States of America, or any State thereof or the District of Columbia or, if the Surviving Person is a corporation organized and existing under the laws of any other jurisdiction, the Company delivers to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee to the effect that the rights of the Holders of the Securities would not be affected adversely as a result of the law of the jurisdiction of organization of the Surviving Person, insofar as such law affects the ability of the Surviving Person to pay and perform its obligations and undertakings in connection with the Subsidiary Guaranty or the ability of the Surviving Person to obligate itself to pay and perform such obligations and undertakings or the ability of the Holders to enforce such obligations and undertakings; and such Person shall expressly assume, by a Guaranty Agreement, in a form satisfactory to the Trustee, all the obligations of such Subsidiary, if any, under its Subsidiary Guaranty;

    (2) at the time of, and immediately after giving effect to, such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and

    (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, assignment, sale, lease, or disposition and such Guaranty Agreement, if any, complies with the Indenture.

    SECTION 8.3. Successor Corporation Substituted.

    Upon any consolidation or merger by the Company with or into any other Person, or any conveyance, transfer, sale, assignment, lease or other disposition by the Company, in one or more transactions, of substantially all of its properties and assets as an entirety to any Person in accordance with
Section 8.1, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Person had been named as the Company herein, and thereafter the Company shall be discharged from all obligations and covenants under the Indenture and the Securities.

    Such Surviving Person may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Surviving Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such Surviving Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

    In case of any such consolidation, merger, sale, assignment, transfer, conveyance, lease, or other disposition such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

    Upon any consolidation, or merger of a Subsidiary Guarantor with or into any other Person or any transfer, conveyance, sale, lease, assignment or other disposition of all or substantially all of the properties and assets of such Subsidiary Guarantor as an entirety in accordance with Section 8.2, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Indenture with the same effect as if such Surviving Person had been named as a Subsidiary Guarantor herein, and thereafter the Subsidiary Guarantor shall be relieved of all obligations and covenants under this Indenture and the Securities.

                       ARTICLE IX. SUPPLEMENTAL INDENTURES

    SECTION 9.1. Supplemental Indentures Without Consent of Holders.

    Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, the Subsidiary Guarantors, when authorized by respective Board Resolutions of the Subsidiary Guarantors, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

    (1) to evidence the succession of another Person to the Company or any Subsidiary Guarantor, and the assumption by any such successor of the covenants of the Company or such Subsidiary Guarantor herein and in the Securities; or

    (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

    (3) to establish the form or terms of Securities and Subsidiary Guaranties as permitted by Section 2.1; or

    (4) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

    (5)  to add any additional Events of Default; or

    (6) to change or eliminate any of the provisions of this Indenture, provided, that any such change or elimination shall become effective only when there is no Security Outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

    (7) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided, that such action pursuant to this clause (7) shall not materially adversely affect the interest of the Holders or, for so long as any of the Preferred Securities shall remain outstanding, the holders of such Preferred Securities; or


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

    (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

    (9) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

    (10) to add new Subsidiary Guarantors pursuant to Section 13.5.

    SECTION 9.2. Supplemental Indentures with Consent of Holders.

    With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Subsidiary Guarantors and the Trustee, the Company, when authorized by a Board Resolution of the Company, the Subsidiary Guarantors, when authorized by respective Board Resolutions of the Subsidiary Guarantors, and the Trustee may modify the Indenture or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

    (1) extend the Stated Maturity of the principal of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the currency of payment of any principal of, or any premium or interest on any Security, or impair the right to institute suit for the enforcement of any such payment on or with respect to a Security (or, in the case of redemption, on or after the date fixed for redemption thereof); or

    (2) reduce the percentage in principal amount of Securities, the consent of whose Holders is required for any such modification or supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

    (3) modify any of the provisions of this Section, Section 5.13 or Section 10.18, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

    (4) modify the provisions in this Indenture relating to the subordination of Outstanding Securities in a manner adverse to the Holders; or

    (5) modify or amend this Indenture or the Security Documents, or take or fail to take any action, that would have the effect of impairing the Lien on the Collateral granted pursuant to the Security Documents or permitting any release of Collateral from such Lien except as expressly contemplated by this Indenture or the Security Documents.

provided, that, so long as any of the Preferred Securities remains outstanding, no such amendment shall be made that adversely affects the holders of such Preferred Securities, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the


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

aggregate liquidation preference of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Securities and all accrued and, subject to Section 3.7, unpaid interest (including Additional Sums and Additional Amounts, if any) thereon have been paid in full; and provided further, that, so long as any of the Preferred Securities remain outstanding, no amendment shall be made to Section 5.8 of this Indenture without the prior consent of the holders of each Preferred Security then outstanding unless and until the principal (and premium, if any) of the Securities and all accrued and (subject to Section 3.7) unpaid interest (including Additional Sums and Additional Amounts, if any) thereon have been paid in full.

    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

    SECTION 9.3. Execution of Supplemental Indentures.

    In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

    SECTION 9.4. Effect of Supplemental Indentures.

    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article XII, Article XIV, Article XV, Sections 4.3(b), 5.3, 5.6 or the Security Documents in any manner which might terminate or impair the rights of the Senior Indebtedness pursuant to such subordination provisions.

    SECTION 9.5. Conformity with Trust Indenture Act.

    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

    SECTION 9.6. Reference in Securities to Supplemental Indentures.

    Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company and the Subsidiary Guarantors shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Subsidiary Guarantors, to any such supplemental indenture may be prepared and executed by the Company and the Subsidiary Guaranties endorsed thereon may be executed by the Subsidiary Guarantors and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


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

                              ARTICLE X. COVENANTS

    SECTION 10.1. Payment of Principal, Premium and Interest.

    The Company covenants and agrees for the benefit of each of the Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of such Securities and this Indenture.

    SECTION 10.2. Maintenance of Office or Agency.

    The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Securities may be presented or surrendered for payment and an office or agency where Securities may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company or any Subsidiary Guarantor in respect of the Securities, any Subsidiary Guaranty endorsed thereon and this Indenture may be served. The Company and the Subsidiary Guarantors initially appoint the Trustee, acting through its office or agency in the Borough of Manhattan, The City of New York, as its agent for said purposes. The Company and the Subsidiary Guarantors will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company or any Subsidiary Guarantor shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and each Subsidiary Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

    The Company may also from time to time designate one or more other offices or agencies in or outside the Borough of Manhattan, The City of New York where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

    SECTION 10.3. Money for Security Payments to be Held in Trust.

    If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

    Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 a.m. New York City time on each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal, premium, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

    The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:


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

    (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

    (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

    (4) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability with respect to such money.

    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

    SECTION 10.4.Existence.

    Subject to Article VIII and the other Sections of this Article X, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of the Company and each Subsidiary Guarantor; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

    SECTION 10.5. Maintenance of Properties.

    Subject to Article VIII and the other Sections of this Article X, the Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Company in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

    SECTION 10.6. Payment of Taxes and Other Claims.

    The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

    SECTION 10.7. Maintenance of Insurance.

    The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the property to which such proceeds relate, except to the extent that a different use of such proceeds is, as determined by the Company, in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

    SECTION 10.8. Limitation on Incurrence of Indebtedness.

    (a) The Company shall not, and shall not permit any Subsidiary to, Incur, directly or indirectly, any Indebtedness unless, on the date of such Incurrence (and after giving effect thereto), the Consolidated Coverage Ratio exceeds 2.5 to 1.

    (b) The foregoing limitations contained in paragraph (a) do not apply to the Incurrence of any of the following Indebtedness:

    (1)  Indebtedness under the Bank Credit Agreement;

    (2) Indebtedness owed to and held by a Wholly Owned Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock that results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any subsequent transfer of such Indebtedness (other than to another Wholly Owned Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the Company;

    (3)  the Securities;


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

    (4) Capital Lease Obligations and Indebtedness incurred, in each case, to provide all or a portion of the purchase price or cost of construction of an asset or, in the case of a sale/leaseback transaction, to finance the value of such asset owned by the Company or a Subsidiary, in an aggregate principal amount which, together with all other such Capital Lease Obligations and Indebtedness outstanding on the date of such Incurrence (other than Indebtedness permitted by paragraph (a) or clause (2) or (9) of this paragraph (b)), does not exceed $87,500,000;

    (5) Indebtedness in respect of Receivables Financings in an aggregate principal amount which, together with all other Indebtedness in respect of Receivables Financings outstanding on the date of such Incurrence (other than Indebtedness permitted by paragraph (a) or clause (2) or (9) of this paragraph
(b)), does not exceed $250,000,000;

    (6) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to paragraph (a) or pursuant to clause (3), (4) or (5) of this paragraph (b);

    (7) Hedging Obligations permitted under the Bank Credit Agreement as in effect on the Issue Date;

    (8) customer deposits and advance payments received from customers for goods purchased in the ordinary course of business; and

    (9) Indebtedness in an aggregate principal amount which, together with all other Indebtedness of the Company and its Subsidiaries outstanding on the date of such Incurrence (other than Indebtedness permitted by paragraph (a) or clauses (1) through (8) of this paragraph (b)), does not exceed $300,000,000.

    (c) Notwithstanding the foregoing, the Company shall not, and shall not permit any Subsidiary to, Incur, directly or indirectly, any Indebtedness (i) that is subordinate or junior in ranking in right of payment to its Senior Indebtedness unless such Indebtedness is Senior Subordinated Indebtedness or is expressly subordinated in right of payment to Senior Subordinated Indebtedness, or (ii) pursuant to paragraph (b) above if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinate Obligations unless such Indebtedness shall be subordinated to the Securities to at least the same extent as such Subordinated Obligations.

    (d) For purposes of determining compliance with the foregoing covenant, (i) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, will classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above clauses and (ii) an item of Indebtedness may be divided and classified in more than one of the types of Indebtedness described above.

    SECTION 10.9. Limitation on Restricted Payments.

    (a) The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, make any Restricted Payment if at the time the Company or such Subsidiary makes such Restricted Payment:

    (1) a Default shall have occurred and be continuing (or would result therefrom);

    (2) the Company is not able to Incur an additional $1.00 of Indebtedness pursuant to paragraph (a) of Section 10.8; or


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

    (3) the aggregate amount of such Restricted Payment and all other Restricted Payments since the Issue Date would exceed the sum of: (A) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from October 1, 1996 to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit); (B) the aggregate Net Cash Proceeds received by the Company from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Issue Date (other than an issuance or sale to a Subsidiary and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees); and (C) the amount by which Indebtedness of the Company is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary), subsequent to the Issue Date, of any Indebtedness of the Company convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company upon such conversion or exchange).

    (b)  The provisions of the foregoing paragraph (a) shall not prohibit:

    (1) any purchase or redemption of Capital Stock or Subordinated Obligations of the Company made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees); provided, however, that (A) such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments and (B) the Net Cash Proceeds from such sale shall be excluded from the calculation of amounts under clause (3)(B) of paragraph (a) above;

    (2) any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness of the Company which is permitted to be Incurred pursuant to Section 10.8; provided, however, that such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments; or

    (3) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this covenant; provided, however, that at the time of payment of such dividend, no other Default shall have occurred and be continuing (or result therefrom); provided further, however, that such dividend shall be included in the calculation of the amount of Restricted Payments.

    SECTION 10.10. Limitation on Restrictions on Distributions from
                   Subsidiaries.

    The Company shall not, and shall not permit any Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary (a) to pay dividends or make any other distributions on its Capital Stock to the Company or any other Subsidiary or pay any Indebtedness owed to the Company or any other Subsidiary,
(b) to make any loans or advances to the Company or any other Subsidiary or (c) transfer any of its property or assets to the Company or any other Subsidiary, except:

    (i) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Issue Date;

    (ii) any encumbrance or restriction with respect to a Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Subsidiary on or prior to the date on which such

Subsidiary was acquired by the Company (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company) and outstanding on such date;

    (iii) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in clause (i) or (ii) above or this clause (iii) or contained in any amendment to an agreement referred to in clause (i) or (ii) above or this clause (iii); provided, however, that the encumbrances and restrictions with respect to such Subsidiary contained in any such refinancing agreement or amendment are no less favorable to the Holders than encumbrances and restrictions with respect to such Subsidiary contained in such agreements;

    (iv) any such encumbrance or restriction consisting of customary non-assignment provisions in leases governing leasehold interests or in licensing agreements to the extent such provisions restrict the transfer of the lease or the property leased thereunder or the licensing agreement or the rights licensed thereunder;

    (v) in the case of clause (c) above, restrictions contained in security agreements or mortgages securing Indebtedness of a Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements or mortgages; and

    (vi) any restriction with respect to a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Subsidiary pending the closing of such sale or disposition.

    SECTION 10.11. Senior Subordinated Indebtedness; Liens.

         The Company shall not, and shall not permit any Subsidiary to, Incur:
(1) any Indebtedness if such Indebtedness is subordinate or junior in ranking in any respect to any Senior Indebtedness, unless such Indebtedness is Senior Subordinated Indebtedness or is expressly subordinated in right of payment to Senior Subordinated Indebtedness; or (2) any Secured Indebtedness that is not Senior Indebtedness unless (A) contemporaneously therewith effective provision is made to secure the Securities equally and ratably with such Secured Indebtedness for so long as such Secured Indebtedness is secured by a Lien, (B) such Secured Indebtedness is permitted by clause (1), (4), (5) or (7) of paragraph (b) of Section 10.8, (C) such Secured Indebtedness is Incurred by a Subsidiary pursuant to a revolving credit agreement as in effect on the Issue Date, or (D) such Secured Indebtedness is Refinancing Indebtedness in respect of Secured Indebtedness Incurred by a Subsidiary pursuant to a revolving credit agreement as in effect on the Issue Date.

    SECTION 10.12. Limitation on Affiliate Transactions.

    (a) The Company shall not, and shall not permit any Subsidiary to, enter into any transaction (including the purchase, sale, lease or exchange of any property, employee compensation arrangements or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction") unless the terms thereof:

    (1) are no less favorable to the Company or such Subsidiary than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate;


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

    (2) if such Affiliate Transaction involves an amount in excess of $5,000,000, (i) are set forth in writing and (ii) have been approved by a majority of the members of the Board of Directors of the Company or such Subsidiary having no personal stake in such Affiliate Transaction; and

    (3) if such Affiliate Transaction involves an amount in excess of $15,000,000, have been determined by a nationally recognized investment banking firm or, in appropriate circumstances, an internationally recognized engineering firm, to be fair from a financial standpoint to the Company and its Subsidiaries.

    (b)  The provisions of paragraph (a) above shall not prohibit:

    (1)  any Restricted Payment permitted to be paid pursuant to Section 10.9;

    (2) transactions or payments pursuant to any employee arrangements or employee or director benefit plans entered into by the Company or any of its Subsidiaries in the ordinary course of business of the Company or such Subsidiary; and

    (3) any Affiliate Transaction between the Company and a Wholly Owned Subsidiary or between Wholly Owned Subsidiaries.

    SECTION 10.13. Limitation on Sales of Assets and Subsidiary Stock.

    (a) The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, consummate any Asset Disposition unless:

    (1) the Company or such Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Board of Directors of the Company or such Subsidiary as the case may be, of the shares and assets subject to such Asset Disposition and at least 70% of the consideration thereof received by the Company or such Subsidiary is in the form of cash or cash equivalents; and

    (2) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Subsidiary, as the case may be)
(A) first, to the extent the Company elects (or is required by the terms of any Senior Indebtedness), to prepay, repay, redeem or purchase Senior Indebtedness or Indebtedness (other than any Disqualified Stock) of a Wholly Owned Subsidiary (in each case other than Indebtedness owed to the Company or an Affiliate of the Company) within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; (B) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (A), to the extent the Company elects, to acquire Additional Assets within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; and (C) third, to the extent of the balance of such Net Available Cash after application in accordance with clauses (A) and (B), to make an offer to the Holders of the Securities to purchase Securities pursuant to and subject to the conditions contained in the Indenture; provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (A) or (C) above, the Company or such Subsidiary shall retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. Notwithstanding the foregoing provisions of this paragraph, the Company and the Subsidiaries shall not be required to apply any Net Available Cash in accordance with this paragraph except to the extent that the aggregate Net Available Cash from all Asset Dispositions which are not applied in accordance with this paragraph exceeds $20,000,000. Pending application of Net Available Cash pursuant to this covenant, such Net Available Cash shall be invested in Permitted Investments.


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

For the purposes of this covenant, the following are deemed to be cash or cash equivalents: (x) the assumption of Indebtedness of the Company or any Subsidiary and the release of the Company or such Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition and (y) securities received by the Company or any Subsidiary from the transferee that are promptly converted by the Company or such Subsidiary into cash.

    (b) In the event of an Asset Disposition that requires the purchase of the Securities pursuant to clause (a)(ii)(C) above, the Company will be required to purchase Securities tendered pursuant to an offer by the Company for the Securities at a purchase price of 100% of their principal amount (without premium) plus accrued but unpaid interest, in accordance with the procedures (including prorating in the event of oversubscription) set forth in the Indenture. The Company shall not be required to make such an offer to purchase Securities pursuant to this covenant if the Net Available Cash available therefor is less than $20,000,000 (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to any subsequent Asset Disposition).

    (c) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this clause by virtue thereof.

    SECTION 10.14. Impairment of Security Interest.

         The Company shall not take or omit to take any action that would have the result of adversely affecting or impairing the security interest in favor of the Collateral Agent, on behalf of itself and the Holders of the Securities, with respect to the Collateral, and shall not grant to any Person, or suffer any Person (other than the Company) to have (other than the Collateral Agent on behalf of itself and the Holders of the Securities) any interest whatsoever in the Collateral except in connection with the Bank Credit Agreement and as expressly permitted by the Security Documents. The Company shall not enter into any agreement or instrument that by its terms requires the proceeds received from any sale of Collateral to be applied to repay, redeem, defease or otherwise acquire or retire any Indebtedness of any Person, other than (i) in connection with the Bank Credit Agreement and (ii) pursuant to the Indenture, the Securities and the Security Documents.

    SECTION 10.15. Change of Control.

    (a) Upon the occurrence of a Change of Control Triggering Event, each Holder shall have the right to require that the Company repurchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date).

    (b) Within 30 days following a Change of Control Triggering Event, the Company shall mail a notice to each Holder with a copy to the Trustee stating:
(1) that a Change of Control Triggering Event has occurred and that such Holder has the right to require the Company to purchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant Regular Record Date to receive interest on the relevant Interest Payment Date); (2) the circumstances and relevant facts regarding such Change of Control Triggering Event (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change


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

of Control); (3) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and (4) the instructions determined by the Company, consistent with the covenant described hereunder, that a Holder must follow in order to have its Securities purchased.

    (c) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this covenant, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this covenant by virtue thereof.

    SECTION 10.16. Statement as to Compliance and Default.

    (a) The Company and the Subsidiary Guarantors shall deliver to the Trustee, within 95 days after the end of each of their respective calendar years ending after the date hereof, a certificate of the principal executive officer, principal financial officer or principal accounting officer covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company or the Subsidiary Guarantors, as the case may be, is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture and, if the Company or the Subsidiary Guarantors, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

    (b) The Company and each Subsidiary Guarantor shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company or any Subsidiary Guarantor becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company or any Subsidiary Guarantor proposes to take with respect thereto.

    SECTION 10.17. Ownership of the Trust.

    The Company shall continue (i) to directly or indirectly maintain 100% ownership of the Common Securities of the Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities and (ii) to use its reasonable efforts to cause the Trust (x) to remain a statutory business trust, except in connection with the distribution of Securities to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (y) to otherwise continue to be classified for United States Federal income tax purposes as a grantor trust or another entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity.

    SECTION 10.18. Waiver of Certain Covenants.

    The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 8.1 and Sections 10.4 to 10.17, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except


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

to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

    SECTION 10.19. Additional Amounts; Additional Interest.

    (a) All payments made on behalf of the Company under or with respect to the Securities must be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed or levied by or on behalf of the United States, Germany or the United Kingdom or of any territory thereof or by an authority or agency therein or thereof having power to tax (hereinafter "Taxes"), unless the Company is required to withhold or deduct Taxes by law or by the interpretation or administration thereof by the relevant government authority or agency. If the Company is so required to withhold or deduct any amount for or on account of Taxes from any payment made under or with respect to the Securities, the Company will be required to pay such amounts ("Additional Amounts") as may be necessary so that the net amount (including Additional Amounts) received by each Holder after such withholding or deduction will not be less than the amount such Holder would have received if such Taxes had not been withheld or deducted; provided, however, that no Additional Amounts will be payable with respect to payments made to any Holder in respect of a beneficial owner which is subject to such Taxes by reason of its being connected with the United States, Germany or the United Kingdom or any territory thereof otherwise than by the mere holding of Securities or the receipt of payments thereunder. The Company will also make such withholding or deduction and remit the full amount deducted or withheld to the relevant authority as and when required in accordance with applicable law. The Company will furnish to the Holders within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company.

    (b) In the event that (i) the Trust is the Holder of all outstanding Securities, (ii) the Trust would be required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States of America, or any other taxing authority, and (iii) the Company shall not have (1) redeemed the Securities pursuant to
Section 11.7(b) or (2) terminated the Trust pursuant to Section 9.2(f) of the Declaration, then, in any such case, the Company shall pay to the Trust (and its permitted successors or assigns under the Declaration) for so long as the Trust (or its permitted successors or assigns) is the registered Holder of any Securities, as additional interest ("Additional Interest") such amounts as shall be necessary so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or governmental charges will be not less than the amounts the Trust would have received had no such taxes, duties, assessments or governmental charges been imposed. All references herein to Additional Amounts shall be deemed to include Additional Interest.

     (c) Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

    (d) The foregoing obligations shall survive any termination, defeasance or discharge of the Indenture pursuant to Article IV.


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

                      ARTICLE XI. REDEMPTION OF SECURITIES

    SECTION 11.1. Applicability of This Article.

    Redemption of Securities as permitted or required by any provision of this Indenture shall be made in accordance with such provision and this Article. Each Security shall be subject to partial redemption only in the amount of $1,000, or integral multiples thereof.

    SECTION 11.2. Election to Redeem; Notice to Trustee.

    The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities, the Company shall, not less than 30 nor more than 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such date and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

    SECTION 11.3. Selection of Securities to be Redeemed.

    If less than all the Securities to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security, provided, that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

    The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

    SECTION 11.4. Notice of Redemption.

    Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the date fixed for redemption, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

    With respect to the Securities to be redeemed, each notice of redemption shall state:

    (a)  the Redemption Date;

    (b)  the Redemption Price;

    (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;


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

    (d) that on the Redemption Date, the Redemption Price at which such Securities are to be redeemed will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date; and

    (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price at which such Securities are to be redeemed.

    Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall not be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

    SECTION 11.5. Deposit of Redemption Price.

    Prior to 10:00 a.m. New York City time on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money sufficient to redeem on the Redemption Date all the Securities so called for redemption at the applicable Redemption Price.

    SECTION 11.6. Payment of Securities Called for Redemption.

    If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price. On presentation and surrender of such Securities at a place of payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price.

    Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security (and the Subsidiary Guarantors shall execute their Subsidiary Guaranties to be endorsed thereon) of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Issue Date, Stated Maturity and terms. If a Global Security is so surrendered, such new Security will also be a new Global Security.

    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

    SECTION 11.7. Company's Right of Redemption.

    (a) The Company may, at its option, redeem the Securities after their date of issuance in whole at any time or in part from time to time after December 1, 2001, subject to the provisions of this clause (a) and the other provisions of this Article XI. The Redemption Prices (expressed as a percentage of principal amount) for any Security so redeemed pursuant to this clause (a) shall be as set forth below plus any accrued and unpaid interest, including Additional Sums and Additional Amounts, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to


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

receive interest due on an Interest Payment Date that is on or prior to the Redemption Date) if redeemed during the twelve month period beginning on December 1 of the years indicated below:

                                             Percentage of
                                               Principal
Year                                            Amount
----                                         --------------
2001.........................................  104.500%
2002.........................................  102.250%
2003.........................................  101.125%
2004 and thereafter..........................  100.000%

    (b) If a Tax Event or an Investment Company Event in respect of the Trust shall occur and be continuing, the Company shall cause the Trustees (as defined in the Indenture) to liquidate the Trust and cause Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust or, in the event of a Tax Event only, may cause the Securities to be redeemed, in each case, subject to and in accordance with the provisions of the Declaration, within 90 days following the occurrence of such Tax Event or Investment Company Event. The Securities may be redeemed, at the option of the Company, at any time as a whole but not in part, subject to this clause (b) and the other provisions of Article XI, at 100% of the principal amount thereof, plus accrued and unpaid interest (if any) to the date of redemption (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date), in the event the Company has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of a change in or an amendment to the laws (including any regulations promulgated thereunder) of the United States of America, Germany or the United Kingdom (or any political subdivision or taxing authority thereof or therein), or any change in or amendment to any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the date of the issuance of the Securities.

                    ARTICLE XII. SUBORDINATION OF SECURITIES

    SECTION 12.1. Securities Subordinate to Senior Indebtedness.

    The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article IV), the payment of the principal of (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Indebtedness of the Company.

    SECTION 12.2. Payment Over of Proceeds Upon Dissolution, Etc.

    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or its property (each such event, if any, herein sometimes referred to as a "Proceeding"), the holders of Senior Indebtedness of the Company shall be entitled to receive payment in full of principal of (and premium, if any) and interest, if any, on such Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior

Indebtedness, before the Holders of the Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company (including the Securities) subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "Senior Subordinated Payment"), on account of principal of (or premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Senior Subordinated Payment, which may be payable or deliverable in respect of the Securities in any such Proceeding.

    In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any Senior Subordinated Payment, before all Senior Indebtedness is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

    For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article VIII.

    SECTION 12.3. Prior Payment to Senior Indebtedness Upon Acceleration of
                  Securities.

    In the event that, upon the occurrence of an Event of Default, any Securities are declared due and payable before their Stated Maturity, then (a) the Company or the Trustee, at the direction of the Company, shall promptly notify the holders of Senior Indebtedness of the Company or the representative of such holders of the acceleration, and (b) in such event, if any Senior Indebtedness is outstanding, the Company may not pay the Securities until five Business Days after the representative of all issues of Senior Indebtedness receive notice of such acceleration and, thereafter, may pay the Securities only if payment is otherwise permitted hereunder at that time.

    In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

    The provisions of this Section shall not apply to any payment with respect to which Section 12.2 would be applicable.

    SECTION 12.4. No Payment When Senior Indebtedness in Default.

    (a) The Company may not pay principal of, or premium (if any) or interest (and Additional Sum and Additional Amounts, if any) on, the Securities, and may not repurchase, redeem or otherwise retire any Securities (collectively "pay the Notes") if (i) any Specified Senior Indebtedness of the Company (or any other Senior Indebtedness of the Company having an outstanding principal amount at the time of determination in excess of $25,000,000) is not paid when due or (ii) any other default on Specified Senior Indebtedness of the Company occurs and the maturity of such Specified Senior Indebtedness is accelerated in accordance with its terms, unless, in either case, the default has been cured or waived and any such acceleration has been rescinded or such Specified Senior Indebtedness has been paid in full. However, the Company may pay the Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from a representative of the Specified Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of the immediately preceding sentence has occurred and is continuing.

    (b) During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding paragraph (a)) with respect to any Specified Senior Indebtedness of the Company pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Securities to the Holders for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to the Company) of written notice (a "Blockage Notice") of such default from the representative of the holders of such Specified Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the representative of the holders of such Specified Senior Indebtedness, (ii) because the default giving rise to such Blockage Notice is no longer continuing, as certified to the Trustee by the representative of the holders of such Specified Senior Indebtedness, or (iii) because such Specified Senior Indebtedness has been repaid in full, as certified to the Trustee by the representative of the holders of such Specified Senior Indebtedness).

    (c) Notwithstanding the preceding paragraph (b), unless the holders of such Specified Senior Indebtedness or the representative of such holders have accelerated the maturity of such Specified Senior Indebtedness, the Company may resume payments on the Securities after the end of such Payment Blockage Period. The Securities shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period, irrespective of the number of defaults with respect to Specified Senior Indebtedness during such period.

    (d) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

    The provisions of this Section shall not apply to any payment with respect to which Section 12.2 would be applicable.

    SECTION 12.5. Payment Permitted If No Default.

    Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 12.2 or under the conditions described in Sections 12.3 and 12.4, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money or Government Obligations deposited with it hereunder in accordance with the provisions of Section 4.3 to the payment of or on account of the principal of (and premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on the Securities or the retention of such payment by the Holders, if, at the time of such payment or application, as the case may be, by the Company or the Trustee, as the case may be, the Company or the Trustee, as the case may be, did not have knowledge that such payment would have been prohibited by the provisions of this Article.

    SECTION 12.6. Subrogation to Rights of Holders of Senior Indebtedness.

    Subject to the payment in full of all Senior Indebtedness of the Company, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Company, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness of the Company until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Indebtedness of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

    SECTION 12.7. Provisions Solely to Define Relative Rights.

    The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Indebtedness of the Company; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders


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

of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder and subject to the terms of the Intercreditor Agreement.

    SECTION 12.8. Trustee to Effectuate Subordination.

    Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

    SECTION 12.9. No Waiver of Subordination Provisions.

    No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

    SECTION 12.10. Notice to Trustee.

    The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, agent or representative therefor (whether or not the facts contained in such notice are true); provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

    SECTION 12.11. Reliance on Judicial Order or Certificate of Liquidating
Agent.

    Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Article VI, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


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    SECTION 12.12. Trustee Not Fiduciary for Holders of Senior Indebtedness.

    The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article or otherwise.

    SECTION 12.13. Rights of Trustee as Holder of Senior Indebtedness;
                   Preservation of Trustee's Rights.

    The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of the Company which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness of the Company, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

    SECTION 12.14. Article Applicable to Paying Agents.

    In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee.

    SECTION 12.15. Certain Conversions or Exchanges Deemed Payment.

    For the purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Securities shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on Securities or on account of the purchase or other acquisition of Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Security shall be deemed to constitute payment on account of the principal of such security. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness of the Company which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.

                        ARTICLE XIII. SUBSIDIARY GUARANTY

    SECTION 13.1. Subsidiary Guaranty.

    Each of the Subsidiary Guarantors hereby jointly and severally unconditionally Guarantees, on a senior subordinated basis, to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be


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

made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company. The Guarantee extends to the Company's repurchase obligations arising from a Change of Control pursuant to Section 10.15.

    Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same, any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, or equivalent provision under applicable law, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under
Section 364 of the Bankruptcy Code, or equivalent provision under applicable law, the disallowance, under Section 502 of the Bankruptcy Code, or other similar applicable law, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guaranty will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Subsidiary Guaranty. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against each of the Subsidiary Guarantors to enforce this Subsidiary Guaranty without first proceeding against the Company. Each Subsidiary Guarantor agrees that, to the extent permitted by law, if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, or the Trustee or the Holders are prevented from taking any action to realize on any collateral, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

    The indebtedness evidenced by the Subsidiary Guaranties is, to the extent provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of each Subsidiary Guarantor, and the Subsidiary Guaranties are issued subject to the provisions of this Indenture with respect thereto. Each Holder of such Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.


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    Each Subsidiary Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Guarantee is endorsed against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of such Security pursuant to the provisions of its Subsidiary Guaranty or this Indenture; provided, however, that no Subsidiary Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on all Securities issued hereunder shall have been paid in full.

    Each Subsidiary Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization or equivalent proceeding under applicable law, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, or the equivalent of any of the foregoing under applicable law, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a voidable preference, fraudulent transfer, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

    The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guaranty.

    Each Subsidiary Guaranty will be limited in amount to an amount not to exceed the maximum amount that can be guaranteed by the applicable Subsidiary Guarantor without rendering the Subsidiary Guaranty, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally or under applicable law of Germany. In the case of Fresenius Medical Care Deutschland GmbH ("FMCD"), the following provisions will apply.

    FMCD, having a stated capital of DM80 million, had a capital reserve account of DM168,302,162 (the "January 1, 1996 Amount") in its balance sheet as of January 1, 1996. Assuming that the January 1, 1996 Amount has not decreased by losses in the business of FMCD since January 1, 1996, at least such amount exceeds the Company's assets protecting its share capital within the meaning of
Section 30 of the German GmbH Law. Since August 21, 1996, a Profit and Loss Pooling Agreement (the "Agreement") (Ergebnisabfuhrungsvertrag) is in place between the Company and FMCD to be entered into the commercial register as approved by the stockholders of the Company and the shareholders of the FMCD to make such agreement tax effective by January 1, 1996. Since January 1, 1996, the January 1, 1996 Amount has not been decreased by the actions of the Company (the sole shareholder of FMCD), e.g. no distributions against the January 1, 1996 Amount have been made.

    Based thereon, the guaranty obligations of FMCD hereunder is limited to the amount of the capital reserves of FMCD as per the date hereof less its obligations as a guarantor from time to time under the Bank Credit Agreement (the "Minimum Guaranty Amount"). If, in the case of a default under this Indenture, the capital reserves are higher than such Minimum Guaranty Amount, such higher amount (the "Higher Guaranty Amount") shall serve as limitation to the obligations of FMCD, as Subsidiary Guarantor. In case FMCD, as Subsidiary Guarantor, has to sell off assets to fulfill its obligations under this Indenture, after such guaranty obligations have been drawn, and if the proceeds from the sale of such assets exceed the amount of their book value, such excess amounts shall be paid to the Collateral


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

Agent for the benefit of the Holders, subject to the provisions of Article XIV hereof, in addition to the Minimum Guaranty Amount or the Higher Guaranty Amount, respectively for the determination of the applicable book value, the book value of assets which were included into the balance sheet per January 1, 1996 applies, and for such assets which were not yet included but added to the business of FMCD since that date, the book value on the day of the sale of such assets applies. Should Section 30 of the German GmbH law however require a lower Minimum Guaranty Amount or a lower Higher Guaranty Amount, then such lower amounts required by law shall be applicable.

    FMCD undertakes not to decrease its capital reserves, neither by capital increase from such reserve accounts nor by other kinds of contributions to its shareholders or affiliates without the prior written approval of the Collateral Agent, which consent by the Collateral Agent shall not unreasonably be withheld.

    FMCD undertakes to maintain a profit and loss pooling agreement with the Company during the term of this Indenture, in particular, to extend the term of such agreement to the term of this Indenture and not to terminate, rescind or amend such agreement without prior notice to the Collateral Agent and the Collateral Agent's consent thereto. In case of a termination of such profit and loss pooling agreement, FMCD will grant, upon the Collateral Agent's request, further collateral to minimize the legal and financial disadvantages caused by the termination of such agreement, as far as legally available under German law. FMCD undertakes to give notice immediately to the Collateral Agent if it intends to give notice of termination to such agreement or to agree to the termination of such agreement, or if it becomes aware that the Company intends to terminate such agreement. During the term of the profit and loss pooling agreement, any and all allocations of profit to the Company and any and all cash distributions to the Company as a consequence thereof upon the terms and conditions of the profit and loss pooling agreement are permitted and unrestricted.

    SECTION 13.2. Execution and Delivery of Subsidiary Guaranties.

    The Subsidiary Guaranties to be endorsed on the Securities shall include the terms of the Subsidiary Guaranty set forth in Section 13.1 and any other terms that may be set forth in the form established pursuant to Section 2.6. Each of the Subsidiary Guarantors hereby agrees to execute its Subsidiary Guaranty, in a form established pursuant to Section 2.6, to be endorsed on each Security authenticated and delivered by the Trustee.

    The Subsidiary Guaranty shall be executed on behalf of each respective Subsidiary Guarantor by any one of such Subsidiary Guarantor's Chairman of the Board of Directors or two members of the Managing Board, as the case may be, or other person duly authorized by the Board of Directors or Managing Board of such Subsidiary Guarantor. The signature of any or all of these persons on the Subsidiary Guaranty may be manual or facsimile.

    A Subsidiary Guaranty bearing the manual or facsimile signature of individuals who were at any time the proper officers of a Subsidiary Guarantor shall bind such Subsidiary Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Subsidiary Guaranty is endorsed or did not hold such offices at the date of such Subsidiary Guaranty.

    The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guaranty endorsed thereon on behalf of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby jointly and severally agrees that its Subsidiary Guaranty set forth in Section 13.1 shall remain in full force and effect notwithstanding any failure to endorse a Subsidiary Guaranty on any Security.


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

    SECTION 13.3. Subsidiary Guarantors May Consolidate, Etc., on Certain Terms.

    Except as set forth in Section 13.4 and in Articles VIII and X hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or a Subsidiary Guarantor or shall prevent any sale, transfer, assignment, lease, conveyance or other disposition of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety to the Company or a Subsidiary Guarantor.

    SECTION 13.4. Release of Subsidiary Guarantors.

    (a) Concurrently with any consolidation or merger of a Subsidiary Guarantor or any sale, transfer, assignment, lease, conveyance or other disposition of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, in each case as permitted by Section 13.3 hereof, and upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such consolidation, merger, sale, transfer, assignment, conveyance or other disposition was made in accordance with Section 13.3 hereof, the Trustee shall execute any documents reasonably required in order to acknowledge the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guaranty endorsed on the Securities and under this Indenture. Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guaranty endorsed on the Securities and under this Indenture shall remain liable for the full amount of principal of (premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on the Securities and for the other obligations of a Subsidiary Guarantor under its Subsidiary Guaranty endorsed on the Securities and under this Indenture.

    (b) Concurrently with the defeasance of the Securities under Section 4.3 hereof, the Subsidiary Guarantors shall be released from all of their obligations under their Subsidiary Guaranties endorsed on the Securities and under this Indenture, without any action on the part of the Trustee or any Holder of Securities.

    (c) Upon the sale or other disposition (including by way of merger or consolidation) of any Subsidiary Guarantor or the sale, conveyance, transfer, assignment, lease or other disposition of all or substantially all the assets of a Subsidiary Guarantor (in each case other than to the Company or any Affiliate of the Company) pursuant to Section 10.13 hereof, such Subsidiary Guarantor shall automatically be released from all obligations under its Subsidiary Guaranties endorsed on the Securities and under this Indenture.

    SECTION 13.5. Additional Subsidiary Guarantors.

    The Company may cause any Subsidiary to become a Subsidiary Guarantor with respect to the Securities by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Subsidiary Guarantor and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).


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               ARTICLE XIV. SUBORDINATION OF SUBSIDIARY GUARANTIES

    SECTION 14.1. Subsidiary Guaranties Subordinate to Senior Indebtedness of
                  Subsidiary Guarantors.

    Each Subsidiary Guarantor covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article IV), the payment of the principal of (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on the Subsidiary Guaranty of each Subsidiary Guarantor in respect of the Securities are hereby expressly made subordinate and subject in right of payment in full of all amounts then due and payable in respect of all Senior Indebtedness of the Company and such Subsidiary Guarantor.

    SECTION 14.2. Payment Over of Proceeds Upon Dissolution, Etc.

    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to a Subsidiary Guarantor or its property (each such event, if any, herein sometimes referred to as a "Subsidiary Guarantor Proceeding"), the holders of Senior Indebtedness of the Company and such Subsidiary Guarantor shall be entitled to receive payment in full of principal of (and premium, if any) and interest, if any (including Additional Sums and Additional Amounts, if any), on such Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Company and such Subsidiary Guarantor, before the Holders of the Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company or such Subsidiary Guarantor (including the Securities) subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "Subsidiary Guarantor Senior Subordinated Payment"), on account of principal of (or premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary, and to that end the holders of Senior Indebtedness of the Company and such Subsidiary Guarantor shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Subsidiary Guarantor Senior Subordinated Payment, which may be payable or deliverable in respect of the Securities in any such Subsidiary Guarantor Proceeding.

    In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company or any Subsidiary Guarantor of any kind or character, whether in cash, property or securities, including any Subsidiary Guarantor Senior Subordinated Payment, before all Senior Indebtedness of the Company and such Subsidiary Guarantor is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Indebtedness, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company or such Subsidiary Guarantor for application to the payment of all Senior Indebtedness of the Company and such Subsidiary Guarantor remaining unpaid, to the extent necessary to pay all Senior Indebtedness of the Company and such Subsidiary Guarantor in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Company and such Subsidiary Guarantor.


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

    For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company or any Subsidiary Guarantor as reorganized or readjusted, or securities of the Company or any Subsidiary Guarantor or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Indebtedness of the Company and such Subsidiary Guarantor to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Company or any Subsidiary Guarantor with, or the merger of the Company or any Subsidiary Guarantor into, another Person or the liquidation or dissolution of the Company or any Subsidiary Guarantor following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Company or any Subsidiary Guarantor following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a Subsidiary Guarantor Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company or such Subsidiary Guarantor is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article VIII.

    SECTION 14.3. Prior Payment to Senior Indebtedness of a Subsidiary Guarantor
                  Upon Acceleration of Securities.

    In the event that, upon the occurrence of an Event of Default, any Securities are declared due and payable before their Stated Maturity, then (a) a Subsidiary Guarantor shall promptly notify the holders of Senior Indebtedness of such Subsidiary Guarantor or the representative of such holders of the acceleration, and (b) in such event, if any Senior Indebtedness of the Company or such Subsidiary Guarantor is outstanding, such Subsidiary Guarantor may not pay the Securities until five Business Days after the representative of all issues of Senior Indebtedness of the Company and such Subsidiary Guarantor receive notice of such acceleration and, thereafter, may pay the Securities only if payment is otherwise permitted hereunder at that time.

    In the event that, notwithstanding the foregoing, a Subsidiary Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to such Subsidiary Guarantor.

    The provisions of this Section shall not apply to any payment with respect to which Section 14.2 would be applicable.

    SECTION 14.4. No Payment When Senior Indebtedness of a Subsidiary Guarantor
                  in Default.

    (a) A Subsidiary Guarantor may not pay principal of, or premium (if any) or interest (including Additional Sums and Additional Amounts, if any) on, the Securities, and may not repurchase, redeem or otherwise retire any Securities (collectively "pay the Notes") if (i) any Specified Senior Indebtedness of the Company or such Subsidiary Guarantor (or any other Senior Indebtedness of the Company or such Subsidiary Guarantor having an outstanding principal amount at the time of determination in excess of $25,000,000) is not paid when due or (ii) any other default on Specified Senior Indebtedness of the Company or such Subsidiary Guarantor occurs and the maturity of such Specified Senior Indebtedness is accelerated in accordance with its terms, unless, in either case, the default has been cured or waived and any such acceleration has been rescinded or such Specified Senior Indebtedness has been paid in full. However, a Subsidiary Guarantor may pay the Securities without regard to the foregoing if the Company, such Subsidiary Guarantor and the Trustee receive written notice approving such payment from a representative of Specified Senior Indebtedness of the Company and such Subsidiary Guarantor with respect to which either of the events set forth in clause (i) or (ii) of the immediately preceding sentence has occurred and is continuing.

    (b) During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding paragraph (a) with respect to any Specified Senior Indebtedness of the Company or any Subsidiary Guarantor pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, such Subsidiary Guarantor may not pay the Securities to the Holders for a period (a "Subsidiary Guarantor Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to such Subsidiary Guarantor) of written notice (a "Subsidiary Guarantor Blockage Notice") of such default from the representative of the holders of such Specified Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Subsidiary Guarantor from the representative of the holders of such Specified Senior Indebtedness, (ii) because the default giving rise to such Blockage Notice is no longer continuing, as certified to the Trustee by the representative of the holders of such Specified Senior Indebtedness or (iii) because such Specified Senior Indebtedness has been repaid in full, as certified to the Trustee by the representative of the holders of such Specified Senior Indebtedness).

    (c) Notwithstanding the preceding paragraph (b), unless the holders of such Specified Senior Indebtedness or the representative of such holders have accelerated the maturity of such Specified Senior Indebtedness, the Subsidiary Guarantor may resume payments on the Securities after the end of such Payment Blockage Period. The Securities shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period, irrespective of the number of defaults with respect to Specified Senior Indebtedness of the Company or such Subsidiary Guarantor during such period.

    (d) In the event that, notwithstanding the foregoing, the Subsidiary Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to such Subsidiary Guarantor.

    The provisions of this Section shall not apply to any payment with respect to which Section 14.2 would be applicable.

    SECTION 14.5. Payment Permitted If No Default.

    Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) any Subsidiary Guarantor, at any time except during the pendency of any Proceeding referred to in Section 14.2 or under the conditions described in Sections 14.3 and 14.4, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money or Government Obligations deposited with it hereunder in accordance with the provisions of Section 4.3 to the payment of or on account of the principal of (and premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on the Securities or the retention of such payment by the Holders, if, at the time of such payment or application, as the case may be, by the Company or the Trustee, as the case may be, the Company or the Trustee, as the case may be, did not have knowledge that such payment would have been prohibited by the provisions of this Article.


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

    SECTION 14.6. Subrogation to Rights of Holders of Senior Indebtedness of a
                  Subsidiary Guarantor.

    Subject to the payment in full of all Senior Indebtedness of a Subsidiary Guarantor, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of a Subsidiary Guarantor, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness of a Subsidiary Guarantor pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of such Subsidiary Guarantor which by its express terms is subordinated to Senior Indebtedness of such Subsidiary Guarantor to substantially the same extent as the Securities are subordinated to Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness of such Subsidiary Guarantor until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Indebtedness of such Subsidiary Guarantor of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness of such Subsidiary Guarantor by Holders of the Securities or the Trustee, shall, as among the Subsidiary Guarantors, their creditors other than holders of Senior Indebtedness of the Subsidiary Guarantors, and the Holders of the Securities, be deemed to be a payment or distribution by a Subsidiary Guarantor to or on account of the Senior Indebtedness of such Subsidiary Guarantor.

    SECTION 14.7. Provisions Solely to Define Relative Rights.

    The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness of each Subsidiary Guarantor on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Subsidiary Guarantors and the Holders of the Securities, the obligations of each Subsidiary Guarantor, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including Additional Sums and Additional Amounts, if any) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against any Subsidiary Guarantor of the Holders of the Securities and creditors of such Subsidiary Guarantor other than their rights in relation to the holders of Senior Indebtedness of such Subsidiary Guarantor; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Subsidiary Guarantor Proceeding, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of a Subsidiary Guarantor to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder and subject to the terms of the Intercreditor Agreement.

    SECTION 14.8. Trustee to Effectuate Subordination.

    Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.


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

    SECTION 14.9. No Waiver of Subordination Provisions.

    No right of any present or future holder of any Senior Indebtedness of any Subsidiary Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such Subsidiary Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by such Subsidiary Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

    SECTION 14.10. Notice to Trustee.

    Each Subsidiary Guarantor shall give prompt written notice to the Trustee of any fact known to such Subsidiary Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from a Subsidiary Guarantor or a holder of Senior Indebtedness of a Subsidiary Guarantor or from any trustee, agent or representative therefor (whether or not the facts contained in such notice are true); provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

    SECTION 14.11. Reliance on Judicial Order or Certificate of Liquidating
                   Agent.

    Upon any payment or distribution of assets of the Subsidiary Guarantors referred to in this Article, the Trustee, subject to the provisions of Article VI, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness of a Subsidiary Guarantor and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

    SECTION 14.12. Trustee Not Fiduciary for Holders of Senior Indebtedness of
                   the Subsidiary Guarantors.

    The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of any Subsidiary Guarantor and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to any Subsidiary Guarantor or to any other Person cash, property or securities to which any holders of Senior Indebtedness of such Subsidiary Guarantor shall be entitled by virtue of this Article or otherwise.


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

    SECTION 14.13. Rights of Trustee as Holder of Senior Indebtedness of the
                   Subsidiary Guarantors; Preservation of Trustee's Rights.

    The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of any Subsidiary Guarantor which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness of such Subsidiary Guarantor, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

    SECTION 14.14. Article Applicable to Paying Agents.

    In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee.

    SECTION 14.15. Certain Conversions or Exchanges Deemed Payment.

    For the purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Securities shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on Securities or on account of the purchase or other acquisition of Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Security shall be deemed to constitute payment on account of the principal of such security. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of any Subsidiary Guarantor and (ii) securities of any Subsidiary Guarantor which are subordinated in right of payment to all Senior Indebtedness of such Subsidiary Guarantor which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.

                  ARTICLE XV. COLLATERAL AND SECURITY DOCUMENTS

    SECTION 15.1. Security Documents.

    The due and punctual payment of the principal of, and premium, if any, and interest (including Additional Sums and Additional Amounts, if any) on, the Securities when and as the same shall be due and payable, whether on its Stated Maturity, by acceleration, repurchase, redemption or otherwise, and performance of all other obligations of the Company to the Holders or the Trustee under this Indenture, the Securities and the Security Documents, according to the terms hereunder or thereunder, shall be secured, on a senior subordinated basis, as provided in the Security Documents. Each Holder, by its acceptance of a Security, consents and agrees to the terms of the Security Documents (including, without limitation, the provisions providing for foreclosure and release of Collateral), as the same may be in effect or may be amended from time to time in accordance with their terms and this Indenture, and authorizes and directs the Trustee to enter into the Security Documents and to perform its obligations and exercise its rights thereunder in accordance therewith.

    The Company covenants and agrees that, subject to the provisions of the Bank Credit Agreement, it has full right, power and lawful authority to grant, bargain, sell, release, convey, hypothecate, assign, mortgage, pledge, transfer and confirm the property constituting the Collateral, in the manner and form done in the Security Documents, or intended to be done, free and clear of all Liens whatsoever (other


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

than Permitted Collateral Liens), and that (i) it shall forever warrant and defend the title to the same against the claims of all persons whatsoever (except as to Permitted Collateral Liens), (ii) it shall deliver to the Trustee and the Collateral Agent copies of all Security Documents and execute, acknowledge and deliver to the Trustee and the Collateral Agent such further assignments, transfers, assurances or other instruments as the Trustee or the Collateral Agent may require or request, and (iii) it shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Security Documents or the Trustee or the Collateral Agent, to assume and confirm to the Trustee and the Collateral Agent the security interest in the Collateral contemplated hereby or by the Security Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of the Security Documents, this Indenture and of the Securities, according to the intent and purposes herein expressed. The Company further covenants and agrees that each Security Document, as applicable, creates or will create, as the case may be, a direct and valid senior subordinated security interest (subject to Permitted Collateral Liens) on the Collateral subject thereto.

    SECTION 15.2. Recording and Opinions.

    (a) The Company will cause, at its own expense, this Indenture and each Security Document, and all amendments or supplements thereto, to be registered, recorded and filed and/or re-recorded and/or re-filed and/or renewed in such manner and in such place or places, if any, as may be required by law in order to preserve, protect and maintain the perfected senior subordinated Liens of the Security Documents and all parts of the Collateral and to effectuate and preserve the security of the Holders and all rights of the Collateral Agents. The Company will pay all taxes, of whatever nature, required to be paid by any Person under applicable laws and regulations in connection with the execution, delivery, recordation, filing, perfection or enforcement of any of the Security Documents.

    (b)  The Company shall furnish to the Trustee and the Collateral Agent:

    (1) promptly after the execution and delivery of this Indenture, an Opinion of Counsel or Opinions of Counsel stating that, in the opinion of such counsel, this Indenture, the Security Documents, and all other instruments of further assurance have been properly recorded, registered and filed to the extent necessary under applicable law to make effective the Lien intended to be created by the Security Documents, and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all statements have been executed and filed that are necessary under applicable law fully to preserve and protect the rights of the Holders and the Collateral Agent hereunder and under the Security Documents, or stating that, in the opinion of such counsel, no such action is necessary to make such Liens effective;

    (2) within three months after each anniversary of the date of this Indenture, an Opinion or Opinions of Counsel, dated as of such date, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of (x) this Indenture, (y) the Security Documents, and all supplemental indentures and amendments thereto, and (z) financing statements, continuation statements or other instruments of further assurances, as is necessary under applicable law to maintain the Lien of each such Security Document and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all such financing statements and continuation statements have been executed and filed that are necessary to preserve and protect the rights of the Holders and the Trustee hereunder, the rights of the Collateral Agent under the Security Documents, or stating that, in the opinion of such counsel, no such action is necessary to maintain such Liens.


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

    SECTION 15.3. Release Of Collateral.

    (a) Subject to subsections (b), (c) and (d) of this Section 15.3, Collateral may be released from the security interest created by the Security Documents at any time or from time to time in accordance with the provisions of the Security Documents or as provided hereby. In the event that the Company delivers an Officer's Certificate certifying that all obligations under this Indenture have been satisfied and discharged by complying with the provisions of Article IV, the Trustee shall (i) to the extent the satisfaction and discharge of the Security Documents is given in accordance with Article IV, deliver to the Holders a notice stating that the Trustee, on behalf of the Holders, disclaims and gives up any and all rights it has in and to the Collateral and under this Indenture and the Security Documents, and, upon and after the receipt by the Holders of such notice, the Collateral Agent shall not be deemed to hold any of the Collateral pursuant to this Indenture and the Security Documents for the benefit of the Trustee or the Holders; or (ii) otherwise disclaim and give up any and all rights it has in and to the Collateral, and any rights it has under any of the Security Documents, and the Collateral Agent shall not be deemed to hold any of the Collateral for the benefit of the Holders.

    (b) At any time when an Event of Default shall have occurred and be continuing and the maturity of the Securities shall have been accelerated (whether by declaration or otherwise) pursuant to Section 5.2 hereof, no Collateral shall be released except as permitted by the provisions of the Security Documents, and no release of Collateral in contravention of this
Section 15.3(b) shall be effective as against the Holders.

    (c) The release of any Collateral from the security interests created by this Indenture and Security Documents shall not be deemed to impair the Lien described in Section 15.1 in contravention of the provisions of this Indenture if and to the extent that the Collateral or Lien are released pursuant to the terms hereof or, subject to this Section 15.3, pursuant to the terms of the Security Documents. To the extent applicable, the Company shall cause Section 314(d) of the Trust Indenture Act relating to the release of property or securities from the security interest of the Security Documents and relating to the substitution therefor of any property or securities to be subjected to the security interest of the Security Documents to be complied with. Any certificate or opinion required by Section 314(d) of the Trust Indenture Act may be made by an officer of the Company except in cases where 314(d) of the Trust Indenture Act requires that such certificate or opinion be made by an independent Person, which Person shall be an independent expert selected or approved by the Trustee in the exercise of reasonable care.

    SECTION 15.4. Certificates Of The Company.

    The Company shall furnish to the Trustee and the Collateral Agent, prior to each proposed release of Collateral pursuant to the Security Documents, (i) all documents required by Section 314(d) of the Trust Indenture Act and (ii) an Opinion of Counsel, which may be rendered by internal counsel to the Company, to the effect that such accompanying documents constitute all documents required by
Section 314(d) of the Trust Indenture Act. The Trustee may, to the extent permitted hereby, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

    SECTION 15.5. Collateral Agent.

    So long as the Trustee acts as Collateral Agent under this Indenture or the Intercreditor Agreement, the Trustee may, from time to time, appoint one or more additional Collateral Agents hereunder. Each of such additional Collateral Agents may be delegated any one or more of the duties or rights of the Trustee hereunder or under the Security Documents or which are specified in any Security Documents,


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

including without limitation, the right to hold any Collateral in the name of, registered to, or in the physical possession of such Collateral Agent, for the ratable benefit of the Holders. Each such Collateral Agent shall have such rights and duties as may be specified in an agreement between the Trustee and such Collateral Agent.

    SECTION 15.6. Authorization Of Actions To Be Taken By The Trustee Under The
                  Security Documents.

    The Trustee may collect and receive any and all amounts payable in respect of the Obligations of the Company hereunder. The Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Security Documents or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or under any Collateral Document, or be prejudicial to the interests of the Holders or of the Trustee).

    Subject to the provisions of Article VI, the Trustee and the Collateral Agent shall have power to, in its sole discretion and without the consent of the Holders, on behalf of the Holders, take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Security Documents and (b) institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture or any of the Security Documents, and such suits and proceedings as the Trustee or the Collateral Agent may deem expedient to preserve or protect its interests and the interests of the Trustee and the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or under any of the Security Documents, or be prejudicial to the interests of the Holders or the Trustee).

    SECTION 15.7. Authorization of Receipt of Funds by the Trustee Under the
                  Security Documents.

    The Trustee is authorized to receive in its own name or through any Collateral Agent any funds for the benefit of the Holders distributed under the Security Documents and the Intercreditor Agreement, and to make further distributions of such funds to the Holders according to the provisions of this Indenture.

    SECTION 15.8. Duties of Trustee and Collateral Agent.

    The powers conferred upon the Trustee and the Collateral Agent by this
Article XV are solely to protect its interest and the interest of the Holders in the Collateral and shall not impose any duty upon the Trustee and the Collateral Agent to exercise any such powers except as expressly provided in this Indenture or in the Security Documents. The Trustee and the Collateral Agent shall be under no duty to the Company whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral, to take any steps necessary to preserve any rights against prior parties except as expressly provided in this Indenture or in the Security Documents. Neither the Trustee nor the Collateral Agent shall be liable to the Company, except for their negligence or wilful misconduct, for failure to collect or realize upon any and all of the Collateral, or for any delay in so doing nor shall the


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

Trustee and the Collateral Agent be under any duty to the Company to take any action whatsoever with regard thereto. The Trustee and the Collateral Agent shall have no duty to the Company to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Trustee's and Collateral Agent's rights in or to, any of the Collateral.

                             --------------------

    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                  FRESENIUS MEDICAL CARE AG


                                  By:  /s/ Dr. Gerd Krick
                                     ------------------------------------------
                                     Name: Dr. Gerd Krick
                                     Title: Chairman of the Managing Board


                                  By:  /s/ Udo Werle
                                     ------------------------------------------
                                     Name: Udo Werle
                                     Title: Member of the Managing Board and
                                           Chief Financial Officer


                                  By:  /s/ Dr. Ben J. Lipps
                                     ------------------------------------------
                                     Name: Dr. Ben J. Lipps
                                     Title: Chief Executive Officer for North
                                      America, Member of the Managing Board


                                  FLEET NATIONAL BANK
                                  As Trustee


                                  By:  /s/ Frank McDonald
                                     ------------------------------------------
                                     Name: Frank McDonald
                                     Title: Vice President

                                  FRESENIUS NATIONAL MEDICAL CARE HOLDINGS,
                                  INC.


                                  By:  /s/ Dr. Gerd Krick
                                     ------------------------------------------
                                     Name: Dr. Gerd Krick
                                     Title: Chairman

                                  FRESENIUS MEDICAL CARE DEUTSCHLAND GMBH


                                  By:  /s/ Udo Werle
                                     ------------------------------------------
                                     Name: Udo Werle
                                     Title: Member of the Managing Board

                                  By:  /s/ Mathias Klinger
                                     ------------------------------------------
                                     Name: Mathias Klinger
                                     Title: Member of the Managing Board


                                       96